UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811- 04345)

Exact name of registrant as specified in charter:	Putnam Tax Free Income Trust

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: July 31, 2008

Date of reporting period: August 1, 2007 — January 31, 2008

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam AMT-Free Insured Municipal Fund

1|31|08

Semiannual Report

PUTNAM INVESTMENTS

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

What makes Putnam different?

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

A time-honored tradition in money management

Since 1937, our values have been rooted in a profound sense of responsibility for the money entrusted to us.

A prudent approach to investing

We use a research-driven team approach to seek consistent, dependable, superior investment results over time, although there is no guarantee a fund will meet its objectives.

Funds for every investment goal

We offer a broad range of mutual funds and other financial products so investors and their financial representatives can build diversified portfolios.

A commitment to doing what’s right for investors

With a focus on investment performance, below-average expenses, and in-depth information about our funds, we put the interests of investors first and seek to set the standard for integrity and service.

Industry-leading service

We help investors, along with their financial representatives, make informed investment decisions with confidence.

Putnam
AMT-Free Insured
Municipal Fund

1|31|08

Semiannual Report

Message from the Trustees	2
About the fund	4
Performance snapshot	6
Interview with your fund’s Portfolio Leader	7
Performance in depth	13
Expenses	16
Portfolio turnover	18
Risk	19
Your fund’s management	20
Terms and definitions	22
Trustee approval of management contract	24
Other information for shareholders	30
Financial statements	31

Cover photograph: © Richard H. Johnson

Message from the Trustees

Dear Fellow Shareholder:

In early 2008, financial markets face clear challenges. What began as a rise in defaults for a limited segment of the U.S. mortgage market has spread across the global financial sector and produced a significant tightening of credit conditions. Forecasts for global growth have been reduced as a result, and markets have reacted by sending stock prices lower. In the United States, the economy weakened sharply in late 2007, raising the chance of a recession this year. Fortunately, policymakers have taken action to stimulate growth: The Federal Reserve Board cut interest rates, and federal lawmakers, working with the president, approved a $168 billion fiscal stimulus plan.

As investors, it is natural to feel discouraged by disappointing short-term results. During these challenging times, it is important to remember the value of a long-term perspective and the counsel of your financial representative. The normal condition of the economy and corporate earnings is one of growth, albeit with occasional interruptions. As in the past, after a period of weakness the economy is likely to regain its momentum and produce the growth and corporate earnings that investors expect.

Starting this month, we have changed the portfolio manager’s commentary in this report to a question-and-answer format. We feel that this makes the information more readable and accessible, and we hope you think so as well.

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Lastly, we note that Putnam Investments celebrated its 70th anniversary in November. From modest beginnings in Boston, Massachusetts, the company has grown into a global asset manager that serves millions of investors worldwide. Although the mutual fund industry has undergone many changes since George Putnam introduced his innovative balanced fund in 1937, Putnam’s guiding principles have not. As we celebrate this 70-year milestone, we look forward to Putnam continuing its long tradition of prudent money management. Thank you for your support of the Putnam funds.

Putnam AMT-Free Insured Municipal Fund:
Seeking high current income free from federal taxes

Municipal bonds have long been popular investments because they provide income exempt from federal tax, though capital gains are taxable. Putnam AMT-Free Insured Municipal Fund seeks income exempt from traditional income tax as well as from the federal alternative minimum tax, or AMT.

The AMT is a federal tax that operates in tandem with the regular income tax system. Taxpayers subject to the AMT must pay a larger amount in tax determined by AMT rules — and the difference can be thousands of dollars for many with household incomes above $150,000. It is estimated that by 2010, nearly every household with an income of $100,000 or more will be paying the AMT, unless the federal government changes the law.

If you are subject to the AMT, investments that could increase your tax liability include private-activity municipal bonds, which back development projects, including certain housing and resource recovery projects.

Putnam AMT-Free Insured Municipal Fund aims to serve investors subject to the AMT. The fund seeks to avoid bonds whose income would be taxable under AMT rules, though income may be subject to state taxes.

The fund’s portfolio team of four professionals researches the municipal market to buy bonds that are not subject to the AMT. Pursuing the fund’s mandate, they also keep the fund invested in high-quality bonds, favoring bonds that are insured or carry AAA ratings, or whose payments are backed by U.S. Treasuries. The team’s goal is to provide an attractive level of income exempt from all federal taxes.

Capital gains, if any, are taxable for federal and, in most cases, state purposes. Income from federally exempt funds may be subject to state and local taxes. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. Tax-free funds may not be suitable for IRAs and other non-taxable accounts. Please consult your tax advisor for more information. Shares of this fund are not insured, and their prices will fluctuate with market conditions.

Understanding the AMT

The AMT is a separate, parallel federal income tax system, with two marginal tax rates, 26% and 28%, and different exemption amounts.

Under AMT rules, certain exclusions, exemptions, deductions, and credits that would reduce your regular taxable income are not allowed. You must “adjust” your regular taxable income to arrive at your alternative minimum taxable income (AMTI). Then, after subtracting your AMT exemption amount, if your AMT liability is greater than your regular tax liability, you must pay both your regular tax and the difference. It is important to understand that a higher level of income will not necessarily cause you to owe AMT. Rather, it is the relationship between your income and various trigger items, such as credits and deductions, that determines your AMT liability.

Managing this relationship can help avoid a costly surprise at tax time. Any number of items may trigger the tax, but large capital gains, personal exemptions, and deductions are the worst culprits.

From “class tax” to “mass tax”: By 2010, over 32 million
taxpayers may be subject to the AMT.

Performance snapshot

Putnam AMT-Free Insured
Municipal Fund

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower.

See pages 13–15 for additional performance information. A 1% short-term trading fee may apply. To obtain the most recent month-end performance, visit www.putnam.com. Performance for class A shares prior to their inception (9/20/93) is derived from the historical performance of class B shares, adjusted for the applicable sales charge (or CDSC).

* Returns for the six-month period are not annualized, but cumulative.

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The period in review

Thalia, thanks for sitting down with us today to talk about Putnam AMT-Free Insured Municipal Fund. Let’s start by discussing how the fund performed during the period.

For the six months ended January 31, 2008, the fund returned 3.60%, which was in line with its benchmark, the Lehman Municipal Bond Index. However, when compared to similar funds within its Lipper peer group, Insured Municipal Debt Funds, the fund ranked in the 12th percentile, meaning it outperformed 88% of similar funds for the period.

Given the complexity of the issues that roiled the markets and overall economy, it was an extraordinarily challenging period. With the yield curve steepening during the period, we had positioned the fund in favor of shorter-term bonds, and this helped relative fund performance when long-term yields rose. Our most successful holding during the period was in single-family housing bonds, with

Broad market index and fund performance

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 1/31/08. See page 6 and pages 13–15 for additional fund performance information. Index descriptions can be found on page 23.

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their strict lending requirements that make borrowers less likely to default, while the fund’s exposure to zero-coupon bonds detracted from performance.

You mention the challenging nature of the past six months. Could you describe the credit market environment?

The credit markets experienced significant volatility over the past several months, as problems related to the crisis in subprime lending worsened. The result was a “liquidity scare.” The subprime mortgage financial crisis started in the United States in late 2006, and grew into a global financial crisis by the summer of 2007. Less stringent mortgage-lending practices in recent years resulted in rising debt for borrowers with weaker credit histories. When mortgage rates were extremely low and home values were rising, the situation was sustainable. But as interest rates rose in early 2007, delinquencies and foreclosures started to spike. Many homeowners were unable or unwilling to meet financial commitments, and many lenders were left without a means to recoup their losses. In past economic cycles, loan defaults have been limited, but the repackaging, securitization, and wide-scale distribution of subprime mortgage debt by U.S. investment banks caused the mortgage crisis to take on global proportions.

Credit quality overview

Credit qualities shown as a percentage of portfolio value as of 1/31/08. A bond rated Baa or higher (MIG3/VMIG3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds not rated by Moody’s but considered by Putnam Management to be of comparable quality. Ratings will vary over time.

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What impact has the subprime crisis had on the municipal bond market?

There have been growing concerns about the financial health of municipal bond insurers, such as MBIA Inc. and Ambac Financial Group, leading some debt investors to question their ability to maintain their AAA ratings. These companies provide insurance against defaults on bonds issued by municipalities. In recent years, however, these firms also began insuring increasingly complex securities backed by home mortgages. As a result, they have posted billions of dollars of losses related to the subprime crisis.

After the period’s close, both Moody’s Investors Service and Standard & Poor’s downgraded municipal bond insurers FGIC Corp. and XL Capital Assurance Inc. to below AAA, leaving a portion of your fund’s holdings in non-AAA-rated securities. However, we have examined the underlying credits of these securities and are comfortable holding them.

Subprime mortgage crisis aside, how is the overall economy holding up?

There have been signs of an economic slowdown in recent months. As of this report, growth of U.S. GDP was estimated to be only 0.6% in the fourth quarter of 2007. Consumer spending, which plays a significant role in driving the U.S. economy, showed signs of a marked slowdown in December, before rebounding slightly in January. The

Comparison of the fund’s maturity and duration

This chart compares changes in the fund’s average effective maturity (a weighted average of the holdings’ maturities) and its average effective duration (a measure of its sensitivity to interest-rate changes).

Average effective duration and average effective maturity take into account put and call features, where applicable, and reflect prepayments for mortgage-backed securities. Duration is usually shorter than maturity because it reflects interest payments on a bond prior to its maturity.

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prospect of weaker consumer spending, along with a slowdown in the service sector, points to the potential for a much weaker economy, and possibly a recession.

How have authorities responded to the liquidity squeeze and signs of an economic downturn?

Starting in September, the Federal Reserve began to cut its target federal funds rate. Citing concerns about risks to the economy, the Fed cut the rate on five occasions during the period. In all, the Fed reduced its target for the federal funds rate from 5.25% in August to 3.0% by the end of January, including a surprise 0.75% cut on January 22. In addition, Congress began work on an economic stimulus package that could pump an estimated $168 billion into the economy by late spring.

How have you positioned the fund to deal with these changing conditions?

Over the past couple of years, insured bonds with lower underlying ratings (BBB) generally yielded an additional 10 to 15 basis points more than the highest-quality AAA-rated bonds. We believed that these yields did not accurately compensate investors for the higher risks, and thus we favored bonds with stronger underlying credit ratings. As concerns about the financial health of municipal bond insurance companies grew over the past few months, bonds with lower underlying ratings suffered. In recent weeks, spreads on insured bonds with BBB underlying ratings have increased to more than 100 basis points, or 1%, versus insured bonds with AA underlying ratings. Therefore, the fund’s bias toward higher-rated bonds had a positive impact on its performance during the period.

As I mentioned earlier, concerns about insurers’ ability to make good on bond guarantees have dampened demand for municipal bonds, causing yields to rise. It’s important to note, however, that municipal bond defaults are extremely rare, so it’s possible that investors have overreacted to these perceived risks. As a result, we have added insured bonds with A and BBB underlying ratings, as spreads on these securities appear attractive.

How did the Fed’s interest-rate cuts affect your strategy?

Due to the Fed’s rate cuts, the yield curve — a graphical representation of how yields of comparable-quality bonds differ by maturity range — steepened. This means that yields on longer-term bonds grew in relation to yields on shorter-term bonds. Keep in mind that when bond yields rise, prices fall. We had positioned the fund’s holdings in favor of shorter-term bonds, and this had a positive impact on relative fund performance when long-term yields rose.

Were there any particular sectors that contributed to the fund’s performance?

We had success with single-family housing bonds. Borrowers under these

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programs have to meet relatively strict lending requirements, making them far less likely than subprime borrowers to default. Shorter-term single-family housing bonds significantly outperformed long-term bonds when yields rose. On the longer end of the spectrum, we also invested in single-family housing bonds issued by the Mississippi Home Corporation. These bonds offer a relatively high coupon rate of 6.1% and mature in June 2038. We feel there is a good chance that mortgage prepayments may slow, given weakness in the housing market and the economy. If that happens, these bonds may perform well because of their attractive coupon rate.

What sectors detracted from the fund’s returns?

Zero-coupon municipal bonds under-performed during the period. As these bonds typically have underlying credit ratings of A or less, their yields rose when the market began to favor bonds with higher underlying credit ratings. Because zero-coupon bonds offer payment when they mature, rather than semiannual interest payments, they also tend to experience greater price fluctuations and are less liquid than bonds that trade with a coupon.

What is your outlook for the municipal bond market?

We believe that the yield curve may steepen further, either due to a rally in short-term bonds in response to additional Fed rate cuts or weakness in long-term bonds driven by inflation concerns. We have positioned the fund so that we have exposure to those portions of the yield curve that may perform better than others. Recently, that has led us to overweight shorter-term bonds.

I N V E S T M E N T  I N S I G H T

An economic recession, according to the National Bureau of Economic Research (NBER), is a significant decline in economic activity spread across the economy and lasting more than a few months. The symptoms of this decline are normally visible in data that tracks income, employment, industrial production, and sales. Compared with expansions, most recessions are brief. The seven recessions since 1960 have lasted an average of 11 months, versus 64 months for the average expansion. Recessions, also defined as two consecutive quarters of contracting GDP, have become increasingly rare in recent decades, as the Fed has become more adept at avoiding them and as technology has enabled businesses to adjust more rapidly to changing market conditions.

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The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. Tax-free funds may not be suitable for IRAs and other non-taxable accounts. Shares of this fund are not insured, and their prices will fluctuate with market conditions.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

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Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended January 31, 2008, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section of www.putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance

Total return for periods ended 1/31/08

	Class A		Class B		Class C		Class M		Class Y
(inception dates)	(9/20/93)		(9/9/85)		(7/26/99)		(6/1/95)		(1/2/08)
	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV

Annual average
(life of fund)	6.52%	6.33%	6.21%	6.21%	5.92%	5.92%	6.30%	6.14%	6.21%

10 years	53.76	47.62	46.80	46.80	41.93	41.93	49.73	44.86	46.91
Annual average	4.40	3.97	3.91	3.91	3.56	3.56	4.12	3.78	3.92

5 years	21.10	16.19	17.31	15.36	16.40	16.40	19.40	15.63	17.36
Annual average	3.90	3.05	3.24	2.90	3.08	3.08	3.61	2.95	3.25

3 years	10.12	5.69	8.03	5.10	7.58	7.58	9.18	5.70	8.10
Annual average	3.27	1.86	2.61	1.67	2.47	2.47	2.97	1.87	2.63

1 year	4.42	0.34	3.87	–1.13	3.72	2.72	4.33	0.92	3.95

6 months	3.60	–0.52	3.36	–1.64	3.32	2.32	3.59	0.23	3.44

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After sales charge returns (public offering price, or POP) for class A and M shares reflect a maximum 4.00% and 3.25% load, respectively, as of 1/2/08. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year and is eliminated thereafter. Class Y shares have no initial sales charge or CDSC. Performance for class A, C, M, and Y shares before their inception is derived from the historical performance of class B shares, adjusted for the applicable sales charge (or CDSC) and, for class C shares, the higher operating expenses for such shares.

A 1% short-term trading fee may be applied to shares exchanged or sold within 7 days of purchase.

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Comparative index returns

For periods ended 1/31/08

		Lipper Insured
	Lehman Municipal	Municipal Debt Funds
	Bond Index	category average*

Annual average
(life of fund)	7.40%	6.70%

10 years	66.02	49.35
Annual average	5.20	4.08

5 years	25.30	18.78
Annual average	4.61	3.49

3 years	12.54	8.35
Annual average	4.02	2.70

1 year	4.93	2.63

6 months	3.71	2.06

Index and Lipper results should be compared to fund performance at net asset value.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 1/31/08, there were 52, 52, 49, 49, 44, and 7 funds, respectively, in this Lipper category.

Fund performance as of most recent calendar quarter

Total return for periods ended 12/31/07

	Class A		Class B		Class C		Class M		Class Y
(inception dates)	(9/20/93)		(9/9/85)		(7/26/99)		(6/1/95)		(1/2/08)
	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV

Annual average
(life of fund)	6.50%	6.31%	6.18%	6.18%	5.90%	5.90%	6.27%	6.12%	6.19%

10 years	53.54	47.43	46.66	46.66	41.81	41.81	49.52	44.67	46.68
Annual average	4.38	3.96	3.90	3.90	3.55	3.55	4.10	3.76	3.91

5 years	19.34	14.47	15.50	13.58	14.72	14.72	17.63	13.81	15.49
Annual average	3.60	2.74	2.92	2.58	2.78	2.78	3.30	2.62	2.92

3 years	10.10	5.77	8.02	5.10	7.60	7.60	9.13	5.61	8.01
Annual average	3.26	1.89	2.60	1.67	2.47	2.47	2.96	1.84	2.60

1 year	3.02	–1.03	2.42	–2.53	2.35	1.36	2.87	–0.49	2.42

6 months	3.34	–0.81	3.01	–1.99	3.04	2.04	3.24	–0.09	3.01

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Fund price and distribution information

For the six-month period ended 1/31/08

Distributions	Class A		Class B	Class C	Class M		Class Y

Number	6		6	6	6		1

Income[1]	$0.285683		$0.238572	$0.227640	$0.265072		$0.050643

Capital gains[2]

Long-term	0.020000		0.020000	0.020000	0.020000		—

Short-term	—		—	—	—		—

Total	$0.305683		$0.258572	$0.247640	$0.285072		$0.050643

Share value:	NAV	POP*	NAV	NAV	NAV	POP	NAV

7/31/07	$14.59	$15.20	$14.61	$14.61	$14.63	$15.12	—

1/2/08†	—	—	—	—	—	—	$14.71

1/31/08	14.81	15.43	14.84	14.84	14.86	15.36	14.82

Current yield
(end of period)

Current dividend rate[3]	3.81%	3.66%	3.17%	3.02%	3.52%	3.40%	3.90%

Taxable equivalent[4]	5.86	5.63	4.88	4.65	5.42	5.23	6.00

Current 30-day
SEC yield[5,6]	N/A	2.93	2.41	2.26	N/A	2.67	3.26

Taxable equivalent[4]	N/A	4.51	3.71	3.48	N/A	4.11	5.02

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

* Reflects an increase in sales charges that took effect on 1/2/08.

† Inception date of class Y shares.

1 For some investors, investment income may be subject to the federal alternative minimum tax.

2 Capital gains, if any, are taxable for federal and, in most cases, state purposes.

3 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

4 Assumes maximum 35% federal and state combined tax rate for 2008. Results for investors subject to lower tax rates would not be as advantageous.

5 For a portion of the periods, this fund may have limited expenses, without which yields would have been lower.

6 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

Fund’s annual operating expenses

For the fiscal year ended 7/31/07

	Class A	Class B	Class C	Class M	Class Y

Total annual fund operating expenses	0.85%	1.49%	1.64%	1.14%	0.64%

Expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown in the next section and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

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Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Putnam AMT-Free Insured Municipal Fund from August 1, 2007, to January 31, 2008. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class Y

Expenses paid per $1,000*	$ 4.35	$ 7.57	$ 8.33	$ 5.78	$ 0.52

Ending value (after expenses)	$1,036.00	$1,033.60	$1,033.20	$1,035.90	$1,011.00

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 1/31/08 (except for Class Y shares, which is for the period January 2, 2008 (commencement of operations) to January 31, 2008). The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended January 31, 2008, use the calculation method below. To find the value of your investment on August 1, 2007, call Putnam at 1-800-225-1581.

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Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class Y

Expenses paid per $1,000*	$ 4.32	$ 7.51	$ 8.26	$ 5.74	$ 0.52

Ending value (after expenses)	$1,020.86	$1,017.70	$1,016.94	$1,019.46	$1,003.58

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 1/31/08 (except for Class Y shares, which is for the period January 2, 2008 (commencement of operations) to January 31, 2008). The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Compare expenses using industry averages

You can also compare your fund’s expenses with the average of its peer group, as defined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund’s average net assets have been used to pay ongoing expenses during the period.

	Class A	Class B	Class C	Class M	Class Y

Your fund’s annualized
expense ratio*	0.85%	1.48%	1.63%	1.13%	0.63%

Average annualized expense
ratio for Lipper peer group†	0.88%	1.51%	1.66%	1.16%	0.66%

* For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

† Putnam is committed to keeping fund expenses below the Lipper peer group average expense ratio and will limit fund expenses if they exceed the Lipper average. The Lipper average is a simple average of front-end load funds in the peer group that excludes 12b-1 fees as well as any expense offset and brokerage service arrangements that may reduce fund expenses. To facilitate the comparison in this presentation, Putnam has adjusted the Lipper average to reflect the 12b-1 fees carried by each class of shares other than class Y shares, which do not incur 12b-1 fees. Investors should note that the other funds in the peer group may be significantly smaller or larger than the fund, and that an asset-weighted average would likely be lower than the simple average. Also, the fund and Lipper report expense data at different times and for different periods. The fund’s expense ratio shown here is annualized data for the most recent six-month period, while the quarterly updated Lipper average is based on the most recent fiscal year-end data available for the peer group funds as of 12/31/07.

17

Your fund’s portfolio turnover

Putnam funds are actively managed by teams of experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund’s managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund’s average portfolio value within a given period. Funds with high turnover may be more likely to generate capital gains that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

Funds that invest in bonds or other fixed-income instruments may have higher turnover than funds that invest only in stocks. Short-term bond funds tend to have higher turnover than longer-term bond funds, because shorter-term bonds will mature or be sold more frequently than longer-term bonds. You can use the table below to compare your fund’s turnover with the average turnover for funds in its Lipper category.

Turnover comparisons

Percentage of holdings that change every year

	2007	2006	2005	2004	2003

Putnam AMT-Free Insured
Municipal Fund	19%	7%	13%	27%	43%

Lipper Insured Municipal Debt
Funds category average	37%	37%	39%	45%	62%

Turnover data for the fund is calculated based on the fund’s fiscal-year period, which ends on July 31. Turnover data for the fund’s Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year. Fiscal years vary across funds in the Lipper category, which may limit the comparability of the fund’s portfolio turnover rate to the Lipper average. Comparative data for 2007 is based on information available as of 12/31/07.

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Your fund’s risk

This risk comparison is designed to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund’s Morningstar Risk.

Your fund’s Morningstar® Risk

Your fund’s Morningstar Risk is shown alongside that of the average fund in its Morningstar category. The risk bar broadens the comparison by translating the fund’s Morningstar Risk into a percentile, which is based on the fund’s ranking among all funds rated by Morningstar as of December 31, 2007. A higher Morningstar Risk generally indicates that a fund’s monthly returns have varied more widely.

Morningstar determines a fund’s Morningstar Risk by assessing variations in the fund’s monthly returns — with an emphasis on downside variations — over a 3-year period, if available. Those measures are weighted and averaged to produce the fund’s Morningstar Risk. The information shown is provided for the fund’s class A shares only; information for other classes may vary. Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2007 Morningstar, Inc. All Rights Reserved. The information contained herein (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

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Your fund’s management

Your fund is managed by the members of the Putnam Tax Exempt Fixed-Income Team. Thalia Meehan is the Portfolio Leader, and Paul Drury, Brad Libby, and Susan McCormack are Portfolio Members, of your fund. The Portfolio Leader and Portfolio Members coordinate the team’s management of the fund.

For a complete listing of the members of the Putnam Tax Exempt Fixed-Income Team, including those who are not Portfolio Leaders or Portfolio Members of your fund, visit Putnam’s Individual Investors Web site at www.putnam.com.

Investment team fund ownership

The table below shows how much the fund’s current Portfolio Leader and Portfolio Members have invested in the fund and in all Putnam mutual funds (in dollar ranges). Information shown is as of January 31, 2008, and January 31, 2007.

Trustee and Putnam employee fund ownership

As of January 31, 2008, all of the Trustees of the Putnam funds owned fund shares. The table below shows the approximate value of investments in the fund and all Putnam funds as of that date by the Trustees and Putnam employees. These amounts include investments by the Trustees’ and employees’ immediate family members and investments through retirement and deferred compensation plans.

		Total assets in
	Assets in the fund	all Putnam funds

Trustees	$52,000	$ 90,000,000

Putnam employees	$65,000	$669,000,000

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Other Putnam funds managed by the Portfolio Leader and Portfolio Members

Thalia Meehan is the Portfolio Leader, and Paul Drury, Brad Libby, and Susan McCormack are Portfolio Members, of Putnam’s open-end tax-exempt funds for the following states: Arizona, California, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio, and Pennsylvania. The same group also manages Putnam Investment Grade Municipal Trust, Putnam Municipal Bond Fund, Putnam Municipal Opportunities Trust, and Putnam Tax Exempt Income Fund.

Paul Drury is the Portfolio Leader, and Brad Libby, Susan McCormack, and Thalia Meehan are Portfolio Members, of Putnam High Yield Municipal Trust, Putnam Managed Municipal Income Trust, and Putnam Tax-Free High Yield Fund.

Thalia Meehan, Paul Drury, Brad Libby, and Susan McCormack may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

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Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.00% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Current yield is the annual rate of return earned from dividends or interest of an investment. Current yield is expressed as a percentage of the price of a security, fund share, or principal investment.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

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Comparative indexes

Lehman Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Lehman Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Merrill Lynch 91-Day Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

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Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”). In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2007, the Contract Committee met several times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management contract, effective July 1, 2007.

In addition, in anticipation of the sale of Putnam Investments to Great-West Lifeco, at a series of meetings ending in March 2007, the Trustees reviewed and approved new management and distribution arrangements to take effect upon the change of control. Shareholders of all funds approved the management contracts in May 2007, and the change of control transaction was completed on August 3, 2007. Upon the change of control, the management contracts that were approved by the Trustees in June 2007 automatically terminated and were replaced by new contracts that had been approved by shareholders. In connection with their review for the June 2007 continuance of the Putnam funds’ management contracts, the Trustees did not identify any facts or circumstances that would alter the substance of the conclusions and recommendations they made in their review of the contracts to take effect upon the change of control.

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

• That this fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of

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review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Management fee schedules and categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances — for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs or responsibilities, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund, which had been carefully developed over the years, re-examined on many occasions and adjusted where appropriate. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 33rd percentile in management fees and in the 25th percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2006 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). (Because the fund’s custom peer group is smaller than the fund’s broad Lipper Inc. peer group, this expense information may differ from the Lipper peer expense information found elsewhere in this report.) The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints.

The Trustees noted that the expense ratio increases described above were currently being controlled by expense limitations implemented in January 2004 and which Putnam Management had committed to maintain at least through 2007. In anticipation of the change of control of Putnam Investments, the Trustees requested, and received a commitment from Putnam Management and Great-West Lifeco, to extend this program through at least June 30, 2009. These expense limitations give effect to a commitment by Putnam Management that the expense ratio of each open-end fund would be no higher than the average expense ratio of the competitive funds included in the fund’s relevant Lipper universe (exclusive of any applicable 12b-1 charges in each case). The Trustees observed that this commitment to limit fund expenses has served shareholders well since its inception.

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In order to ensure that the expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees requested, and Putnam Management agreed, to extend for the twelve months beginning July 1, 2007, an additional expense limitation for certain funds at an amount equal to the average expense ratio (exclusive of 12b-1 charges) of a custom peer group of competitive funds selected by Lipper to correspond to the size of the fund. This additional expense limitation will be applied to those open-end funds that had above-average expense ratios (exclusive of 12b-1 charges) based on the custom peer group data for the period ended December 31, 2006. This additional expense limitation will not be applied to your fund because it had a below-average expense ratio relative to its custom peer group.

• Economies of scale. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of a fund (as a percentage of fund assets) declines as a fund grows in size and crosses specified asset thresholds. Conversely, as a fund shrinks in size — as has been the case for many Putnam funds in recent years — these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedules in effect for the funds represented an appropriate sharing of economies of scale at current asset levels. In reaching this conclusion, the Trustees considered the Contract Committee’s stated intent to continue to work with Putnam Management to plan for an eventual resumption in the growth of assets, and to consider the potential economies that might be produced under various growth assumptions.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Process Committee of the Trustees and the Investment Oversight Committees of the Trustees, which had met on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment

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process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Trustees noted the satisfactory investment performance of many Putnam funds. They also noted the disappointing investment performance of certain funds in recent years and discussed with senior management of Putnam Management the factors contributing to such underperfor-mance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line to address areas of underperformance. In particular, they noted the important contributions of Putnam Management’s leadership in attracting, retaining and supporting high-quality investment professionals and in systematically implementing an investment process that seeks to merge the best features of fundamental and quantitative analysis. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper Insured Municipal Debt Funds) (compared using tax-adjusted performance to recognize the different federal income tax treatment for capital gains distributions and exempt-interest distributions) for the one-, three- and five-year periods ended March 31, 2007 (the first percentile being the best-performing funds and the 100th percentile being the worst-performing funds):

One-year period	Three-year period	Five-year period

36th	41st	36th

(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report. Over the one-, three- and five-year periods ended March 31, 2007, there were 60, 59 and 59 funds, respectively, in your fund’s Lipper peer group.* Past performance is no guarantee of future returns.)

* The percentile rankings for your fund’s class A share annualized total return performance in the Lipper Insured Municipal Debt Funds category for the one-, five-, and ten-year periods ended December 31, 2007, were 10%, 36%, and 29%, respectively. Over the one-, five-, and ten-year periods ended December 31, 2007, the fund ranked 5th out of 52, 18th out of 49, and 13th out of 44 funds, respectively. Note that this more recent information was not available when the Trustees approved the continuance of your fund’s management contract.

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As a general matter, the Trustees concluded that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of terminating a management contract and engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage to ensure that the principle of seeking “best price and execution” remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract also included the review of its distributor’s contract and distribution plan with Putnam Retail Management Limited Partnership and the custodian agreement and investor servicing agreement with Putnam Fiduciary Trust Company (“PFTC”), each of which provides benefits to affiliates of Putnam Management. In the case of the custodian agreement, the Trustees considered that, effective January 1, 2007, the Putnam funds had engaged State Street Bank and Trust Company as custodian and began to transition the responsibility for providing custody services away from PFTC.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparison of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and the funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients

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reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across all asset sectors are higher on average for funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

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Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with SEC regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2007, are available on the Putnam Individual Investor Web site, www.putnam.com/individual, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

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Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period.

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The fund’s portfolio 1/31/08 (Unaudited)

Key to abbreviations
AMBAC AMBAC Indemnity Corporation	FSA Financial Security Assurance
COP Certificate of Participation	GNMA Coll. Government National Mortgage
FGIC Financial Guaranty Insurance Company	Association Collateralized
FHA Insd. Federal Housing Administration Insured	G.O. Bonds General Obligation Bonds
FHLMC Coll. Federal Home Loan Mortgage	MBIA MBIA Insurance Company
Corporation Collateralized	PSFG Permanent School Fund Guaranteed
FNMA Coll. Federal National Mortgage	U.S. Govt. Coll. U.S. Government Collateralized
Association Collateralized	VRDN Variable Rate Demand Notes
FRN Floating Rate Notes	XLCA XL Capital Assurance

MUNICIPAL BONDS AND NOTES (101.5%)*

	Rating**	Principal amount	Value

Alabama (1.1%)
AL Hsg. Fin. Auth. Rev. Bonds (Single
Fam. Mtge.)
Ser. A-1, GNMA Coll., FNMA Coll.,
6.05s, 4/1/17	Aaa	$375,000	$380,044
Ser. G, GNMA Coll., FNMA Coll., FHLMC
Coll., 5 1/2s, 10/1/37	Aaa	3,000,000	3,140,280
			3,520,324

Alaska (2.0%)
AK State Hsg. Fin. Corp. Rev. Bonds,
Ser. A, 4.4s, 12/1/31	Aaa	2,530,000	2,558,260
Anchorage, G.O. Bonds, Ser. D, AMBAC,
5s, 8/1/25	Aaa	3,420,000	3,602,183
			6,160,443

Arkansas (1.1%)
Fayetteville, Sales & Use Tax Cap. Impt.
Rev. Bonds, Ser. A, FSA, 4s, 11/1/21	Aaa	740,000	752,536
Springdale, Sales & Use Tax Rev. Bonds,
FSA, 4.2s, 7/1/24	Aaa	2,500,000	2,556,450
			3,308,986

California (14.2%)
Beaumont, Fin. Auth. Local Agcy. Special
Tax Bonds, Ser. C, AMBAC, 4 3/4s, 9/1/28	Aaa	2,370,000	2,354,524
CA State Pub. Wks. Board Rev. Bonds (Dept.
Hlth. Svcs. Richmond Laboratory), Ser. B,
XLCA, 5s, 11/1/23	Aaa	2,445,000	2,515,929
Chino Basin, Regl. Fin. Auth. Rev. Bonds
(Inland Empire Util. Agcy.), Ser. A,
AMBAC, 5s, 11/1/33 ##	Aaa	2,000,000	2,032,240

32

MUNICIPAL BONDS AND NOTES (101.5%)* continued

	Rating**	Principal amount	Value

California continued
Garvey, School Dist. G.O. Bonds (Election
of 2004), FSA
zero %, 8/1/26	Aaa	$1,000,000	$408,590
zero %, 8/1/25	Aaa	1,475,000	640,180
Golden State Tobacco Securitization Corp.
Rev. Bonds (Tobacco Settlement), Ser. B,
AMBAC, FHLMC Coll., FNMA Coll., 5s,
6/1/38 (Prerefunded)	Aaa	2,475,000	2,725,668
Grossmont-Cuyamaca, Cmnty. College Dist.
G.O. Bonds (Election of 2002), Ser. B,
FGIC, zero %, 8/1/17	Aaa	2,100,000	1,440,789
Los Angeles, Unified School Dist. G.O.
Bonds (Election of 2004), Ser. C, FGIC,
5s, 7/1/26	Aaa	2,745,000	2,854,608
Merced, City School Dist. G.O. Bonds
(Election of 2003), MBIA
zero %, 8/1/25 ##	AAA	1,190,000	503,418
zero %, 8/1/24 ##	AAA	1,125,000	505,586
zero %, 8/1/23 ##	AAA	1,065,000	508,516
zero %, 8/1/22 ##	AAA	1,010,000	512,312
Norwalk-La Mirada, Unified School Dist.
G.O. Bonds, Ser. B, FGIC, zero %, 8/1/21	Aaa	5,000,000	2,693,150
Sacramento, City Fin. Auth. Tax Alloc.
Bonds, Ser. A, FGIC, zero %, 12/1/21	Aaa	5,500,000	2,705,230
Sacramento, Muni. Util. Dist. Fin. Auth.
Rev. Bonds
(Cosumnes), MBIA, 5s, 7/1/19 ##	Aaa	3,000,000	3,084,840
(Cosumnes), MBIA, 5s, 7/1/18	Aaa	4,000,000	4,149,880
San Diego Cnty., Wtr. Auth. COP, FGIC,
5.681s, 4/23/08	Aaa	7,000,000	7,052,780
San Diego, Unified School Dist. G.O. Bonds
(Election of 1998), Ser. E, FSA, 5 1/4s,
7/1/19 (Prerefunded)	Aaa	2,000,000	2,243,180
Santa Ana, Fin. Auth. Lease Rev. Bonds
(Police Admin. & Hldg. Fac.), Ser. A,
MBIA, 6 1/4s, 7/1/17	Aaa	3,680,000	4,455,376
			43,386,796

Colorado (1.7%)
Adams & Arapahoe Cntys., Joint School
Dist. G.O. Bonds (No. 28J Aurora),
Ser. A, FSA, 5 1/4s, 12/1/18	Aaa	4,140,000	4,555,035
CO Edl. & Cultural Fac. Auth. VRDN
(National Jewish Federation Bond),
Ser. A1, 1.9s, 9/1/33	VMIG1	760,000	760,000
			5,315,035

33

MUNICIPAL BONDS AND NOTES (101.5%)* continued

	Rating**	Principal amount	Value

Florida (10.8%)
Fleming Island, Plantation Cmnty. Dev.
Dist. Special Assmt. Bonds, MBIA,
4 1/2s, 5/1/31	Aaa	$1,000,000	$956,840
Hernando Cnty., Rev. Bonds (Criminal
Justice Complex Fin.), FGIC, 7.65s, 7/1/16	Aaa	13,675,000	17,845,875
Jacksonville, Sales Tax Rev. Bonds, AMBAC,
5 1/2s, 10/1/17	Aaa	2,500,000	2,725,625
Orlando & Orange Cnty., Expressway Auth.
Rev. Bonds, FGIC, 8 1/4s, 7/1/14	Aaa	5,000,000	6,455,050
Sumter Cnty., School Dist. Rev. Bonds
(Multi-Dist. Loan Program), FSA,
7.15s, 11/1/15	Aaa	3,935,000	5,014,489
			32,997,879

Georgia (2.0%)
Atlanta, Wtr. & Waste Wtr. VRDN, Ser. C,
FSA, 2s, 11/1/41	VMIG1	2,000,000	2,000,000
Fulton Cnty., Dev. Auth. Rev. Bonds (Klaus
Pkg. & Fam. Hsg. Project), MBIA,
5 1/4s, 11/1/20	Aaa	3,360,000	3,634,075
GA Muni. Elec. Pwr. Auth. Rev. Bonds,
Ser. Y, AMBAC, U.S. Govt. Coll., 6.4s,
1/1/13 (Prerefunded)	Aaa	415,000	466,680
			6,100,755

Idaho (0.1%)
ID Hlth. Fac. Auth. VRDN (St. Lukes Med.
Ctr.), FSA, 1.88s, 7/1/30	VMIG1	375,000	375,000

Illinois (9.6%)
Chicago, G.O. Bonds, Ser. A, AMBAC,
5 5/8s, 1/1/39	Aaa	155,000	169,393
Chicago, Board of Ed. G.O. Bonds, Ser. A,
MBIA, 5 1/4s, 12/1/19	Aaa	1,500,000	1,614,780
Chicago, Board of Ed. VRDN, Ser. C-1, FSA,
1.8s, 3/1/31	VMIG1	1,000,000	1,000,000
Chicago, O’Hare Intl. Arpt. Rev. Bonds,
Ser. A, FSA, 5s, 1/1/33	Aaa	5,000,000	5,113,500
Cicero, G.O. Bonds, Ser. A, XLCA,
5 1/4s, 1/1/21	Aaa	2,250,000	2,420,978
Du Page Cnty., Cmnty. High School Dist.
G.O. Bonds (Dist. No. 108 — Lake Park),
FSA, 5.6s, 1/1/20	Aaa	1,000,000	1,092,930
IL G.O. Bonds, Ser. 1, MBIA, 5 1/4s, 10/1/19	Aaa	5,000,000	5,374,900
IL State Toll Hwy. Auth. Rev. Bonds,
Ser. A-1, FSA, 5s, 1/1/22	Aaa	2,500,000	2,687,975

34

MUNICIPAL BONDS AND NOTES (101.5%)* continued

	Rating**	Principal amount	Value

Illinois continued
Regl. Trans. Auth. Rev. Bonds, Ser. A,
AMBAC, 8s, 6/1/17	Aaa	$5,000,000	$6,725,150
Will Cnty., School Dist. G.O. Bonds
(No. 122 New Lenox), Ser. B, FSA,
zero %, 11/1/21	Aaa	5,590,000	3,086,574
			29,286,180

Indiana (6.6%)
Anderson, Indpt. School Bldg. Corp. G.O.
Bonds (First Mtg.), FSA, 5 1/2s, 1/15/28
(Prerefunded)	Aaa	1,655,000	1,907,305
Ball State U. Rev. Bonds (Student Fee),
Ser. N, FSA, 5s, 7/1/26	Aaa	2,090,000	2,206,915
Center Grove, Ind. Bldg. Corp. Rev. Bonds
(First Mtg.)
AMBAC, 5 1/2s, 1/15/26 (Prerefunded)	Aaa	6,605,000	7,268,736
FGIC, 5s, 7/15/25	Aaa	1,345,000	1,398,518
IN Muni. Pwr. Agcy. Supply Syst. Rev.
Bonds, Ser. A, AMBAC, 5s, 1/1/20	Aaa	5,695,000	6,117,455
IN State Hsg. Fin. Auth. Rev. Bonds
(Single Family Mtge.), Ser. A-1, GNMA
Coll., FNMA Coll.
4.2s, 7/1/17	Aaa	240,000	241,063
4.15s, 7/1/16	Aaa	350,000	352,930
4.1s, 7/1/15	Aaa	110,000	111,420
3.95s, 7/1/14	Aaa	335,000	339,345
3.9s, 1/1/14	Aaa	235,000	237,218
			20,180,905

Louisiana (3.7%)
Ernest N. Morial-New Orleans Exhibit Hall
Auth. Special Tax, AMBAC, 5s, 7/15/20	AAA	5,730,000	5,964,529
LA Rev. Bonds, Ser. A, AMBAC,
5 3/8s, 6/1/19	Aaa	3,000,000	3,212,460
Lafayette, Pub. Pwr. Auth. Elec. Rev.
Bonds, MBIA, 5s, 11/1/32	Aaa	2,000,000	2,055,760
			11,232,749

Massachusetts (1.3%)
MA State Special Oblig. Dedicated Tax Rev.
Bonds, FGIC, FHLMC Coll., FNMA Coll.,
5 1/4s, 1/1/23 (Prerefunded)	Aaa	1,000,000	1,124,370
MA State Tpk. Auth. Hwy. Syst. Rev. Bonds,
Ser. A, MBIA, 5s, 1/1/37	Aaa	2,805,000	2,805,365
			3,929,735

35

MUNICIPAL BONDS AND NOTES (101.5%)* continued

	Rating**	Principal amount	Value

Michigan (9.4%)
Detroit, City School Dist. G.O. Bonds
(School Bldg. & Site Impt.), Ser. B,
FGIC, 5s, 5/1/25	Aaa	$7,990,000	$8,129,266
Detroit, Swr. Disp. FRN, Ser. D, FSA,
3.768s, 7/1/32	Aaa	1,100,000	842,490
Detroit, Swr. Disp. VRDN, Ser. B, FSA,
2s, 7/1/33	VMIG1	3,100,000	3,100,000
Detroit, Wtr. Supply Syst. Rev. Bonds,
Ser. B, FGIC, 5 1/4s, 7/1/20
(Prerefunded)	Aaa	720,000	785,714
Kent, Hosp. Fin. Auth. Rev. Bonds
(Spectrum Hlth. Care), Ser. A, MBIA,
5 1/2s, 1/15/17 (Prerefunded)	Aaa	500,000	553,965
MI Muni. Board Auth. Rev. Bonds (Clean
Wtr. Revolving Fund), 5s, 10/1/25	Aaa	1,000,000	1,060,480
MI State Hosp. Fin. Auth. Rev. Bonds
(Mercy Hlth.), Ser. X, MBIA
6s, 8/15/34 (Prerefunded)	Aaa	3,350,000	3,577,331
6s, 8/15/34 (Prerefunded)	Aaa	1,650,000	1,761,969
MI State Strategic Fund, Ltd. Rev. Bonds
(Detroit Edison Co.), AMBAC
7s, 5/1/21	Aaa	4,000,000	5,137,640
4.85s, 9/1/30	Aaa	3,500,000	3,744,685
			28,693,540

Mississippi (0.9%)
MS Home Corp. Rev. Bonds (Single Fam.
Mtge.), Ser. D-1, GNMA Coll., FNMA Coll.,
6.1s, 6/1/38	Aaa	2,500,000	2,713,875

Missouri (0.9%)
Jackson Cnty., Special Oblig. Rev. Bonds
(Harry S. Truman Sports Complex), AMBAC,
5s, 12/1/22	Aaa	1,285,000	1,369,823
MO State Hlth. & Edl. Fac. Auth. VRDN (SSM
Hlth. Care), Ser. C-1, FSA, 2s, 6/1/19	A-1+	1,300,000	1,300,000
			2,669,823

Nevada (2.4%)
Clark Cnty., School Dist. VRDN, Ser. A,
FSA, 1.7s, 6/15/21	VMIG1	5,000,000	5,000,000
Washoe Cnty., G.O. Bonds, FGIC,
5 3/4s, 5/1/18	Aaa	2,040,000	2,219,051
			7,219,051

New Hampshire (0.4%)
NH Muni. Bond Bank Rev. Bonds, Ser. C,
MBIA, 5s, 3/15/25	Aaa	1,195,000	1,257,702

36

MUNICIPAL BONDS AND NOTES (101.5%)* continued

	Rating**	Principal amount	Value

New Jersey (6.0%)
NJ Econ. Dev. Auth. Rev. Bonds
(School Fac. Construction), Ser. F, FGIC,
5 1/4s, 6/15/21 (Prerefunded)	Aaa	$10,000,000	$11,232,600
(Motor Vehicle), Ser. A, MBIA, 5s, 7/1/27	Aaa	5,000,000	5,118,000
NJ State Rev. Bonds (Trans. Syst.),
Ser. C, AMBAC, zero %, 12/15/24	Aaa	4,800,000	2,136,048
			18,486,648

New York (6.4%)
Nassau Cnty., Hlth. Care Syst. Rev. Bonds
(Nassau Hlth. Care Corp.), FSA
6s, 8/1/13 (Prerefunded)	Aaa	4,610,000	4,964,417
6s, 8/1/12 (Prerefunded)	Aaa	2,285,000	2,460,671
NY City, Hsg. Dev. Corp. Rev. Bonds,
Ser. A, FGIC, 5s, 7/1/25	Aaa	1,000,000	1,043,950
NY City, Muni. Wtr. & Swr. Fin. Auth. Rev.
Bonds, Ser. B, AMBAC, 5s, 6/15/28	Aaa	3,000,000	3,114,450
NY State Dorm. Auth. Rev. Bonds (Brooklyn
Law School), Ser. B, XLCA
5 3/8s, 7/1/22	Aaa	2,270,000	2,443,133
5 3/8s, 7/1/20	Aaa	2,215,000	2,407,616
Sales Tax Asset Receivable Corp. Rev.
Bonds, Ser. A, AMBAC, 5s, 10/15/29	Aaa	3,000,000	3,129,720
			19,563,957

North Carolina (2.6%)
NC State Muni. Pwr. Agcy. Rev. Bonds
(No. 1, Catawba Elec.), Ser. A, MBIA,
5 1/4s, 1/1/19	Aaa	7,500,000	7,899,900

Ohio (0.5%)
Morley Library Dist. G.O. Bonds
(Lake Cnty. Dist. Library), AMBAC,
5 1/4s, 12/1/19	Aaa	1,535,000	1,651,046
OH Hsg. Fin. Agcy. Single Fam. Mtge. Rev.
Bonds, Ser. 85-A, FGIC, FHA Insd.,
zero %, 1/15/15	Aaa	45,000	22,812
			1,673,858

Oklahoma (1.1%)
OK City Arpt. Trust Rev. Bonds, Ser. A,
FSA, 5 1/4s, 7/1/21 (Prerefunded)	Aaa	3,000,000	3,207,360

Pennsylvania (1.6%)
Erie Cnty., Convention Ctr. Auth. Rev.
Bonds (Convention Ctr. Hotel), FGIC,
5s, 1/15/22	Aaa	1,415,000	1,483,415
PA State Pub. School Bldg. Auth. Rev.
Bonds (Philadelphia School Dist.), FSA,
5 1/4s, 6/1/25 (Prerefunded)	Aaa	3,000,000	3,367,290

			4,850,705

37

MUNICIPAL BONDS AND NOTES (101.5%)* continued

	Rating**	Principal amount	Value

South Dakota (0.4%)
SD Hsg. Dev. Auth. Rev. Bonds (Home
Ownership Mtge.), Ser. J, 4.6s, 5/1/19	Aa1	$1,250,000	$1,290,175

Texas (6.4%)
Dallas, Indpt. School Dist. G.O. Bonds,
PSFG, 5 1/4s, 2/15/19	Aaa	2,500,000	2,669,775
Harris Cnty., Hlth. Fac. Dev. Corp. VRDN
(TX Med. Ctr.), Ser. B, FSA, 1.9s, 5/15/29	VMIG1	900,000	900,000
Hays Cnty., G.O. Bonds, FSA, 5s, 8/15/24	Aaa	1,190,000	1,247,310
Houston, Arpt. Syst. Rev. Bonds, FSA,
5s, 7/1/21	Aaa	5,280,000	5,484,652
Laredo, I S D Pub. Fac. Corp. Rev. Bonds,
Ser. C, AMBAC, 5s, 8/1/29	Aaa	1,000,000	1,015,010
Mission Cons., Indpt. School Dist. G.O.
Bonds, PSFG, 5s, 2/15/23	Aaa	1,000,000	1,063,130
Nacogdoches, Indpt. School Dist. G.O.
Bonds, PSFG, 5 1/2s, 2/15/15	Aaa	140,000	151,322
San Antonio Wtr. Rev. Bonds, FSA,
5 1/2s, 5/15/20	Aaa	4,000,000	4,427,280
Waco, Hlth. Fac. Dev. Corp. Mtge. Rev.
Bonds (Hillcrest Hlth. Care Syst.),
Ser. A, MBIA, FHA Insd., 5s, 8/1/31	Aaa	2,600,000	2,603,536
			19,562,015

Utah (2.7%)
Intermountain Pwr. Agcy. Rev. Bonds,
Ser. A, MBIA, U.S. Govt. Coll., 6.15s,
7/1/14 (Prerefunded)	Aaa	7,790,000	8,129,800

Virginia (1.4%)
VA State Res. Auth. Rev. Bonds (Clean Wtr.
Revolving Fund), 4 3/4s, 10/1/27	Aaa	4,000,000	4,121,640

Washington (2.5%)
WA State Pub. Pwr. Supply Syst. Rev. Bonds
(Nuclear No. 3), Ser. B, MBIA, 7 1/8s, 7/1/16	Aaa	6,000,000	7,536,900

West Virginia (1.7%)
Econ. Dev. Auth. Lease Rev. Bonds
(Correctional Juvenile Safety), Ser. A,
MBIA, 5s, 6/1/29	Aaa	5,000,000	5,144,250

TOTAL INVESTMENTS

Total investments (cost $293,483,530)			$309,815,986

38

  * Percentages indicated are based on net assets of $305,165,367.

** The Moody’s or Standard & Poor’s ratings indicated are believed to be the most recent ratings available at January 31, 2008 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at January 31, 2008. Securities rated by Putnam are indicated by “/P.” Securities rated by Fitch are indicated by “/F.” Ratings are not covered by the Report of Independent Registered Public Accounting Firm. Security ratings are defined in the Statement of Additional Information.

## Forward commitments, in part or in entirety (Note 1).

The rates shown on VRDN and FRN are the current interest rates at January 31, 2008.

At January 31, 2008, liquid assets totaling $10,030,383 have been designated as collateral for open forward commitments and futures contracts.

The fund had the following sector concentrations greater than 10% at January 31, 2008 (as a percentage of net assets):

Local government	30.5%
Utilities	25.2
State government	11.2

The fund had the following insurance concentrations greater than 10% at January 31, 2008 (as a percentage of net assets):

MBIA	24.2%
FSA	23.6
FGIC	22.4
AMBAC	21.2

FUTURES CONTRACTS OUTSTANDING at 1/31/08 (Unaudited)

		Number of		Expiration	Unrealized
		contracts	Value	date	appreciation

U.S. Treasury Note 10 yr (Long)		25	$2,917,969	Mar-08	$5,814

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 1/31/08 (Unaudited)

		Fixed payments	Total return		Unrealized
Swap counterparty /	Termination	received (paid) by	received by		appreciation/
Notional amount	date	fund per annum	or paid by fund		(depreciation)

Goldman Sachs International
$1,800,000	2/28/08	—	4.147% minus		$129,800
			Municipal Market
			Data Index AAA
			municipal yields
			10 Year rate

Lehman Brothers Special Financing, Inc.
2,000,000	4/15/08	—	4.17% minus		(41,440)
			Municipal Market
			Data Index AAA
			municipal yields
			10 Year rate

1,800,000	2/29/08	—	4.27% minus		109,315
			Lehman Brothers
			Municipal Swap
			Index

Total					$197,675

The accompanying notes are an integral part of these financial statements.

39

Statement of assets and liabilities 1/31/08 (Unaudited)

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $293,483,530)	$309,815,986

Interest and other receivables	2,612,288

Receivable for shares of the fund sold	462,084

Receivable for securities sold	9,737,095

Receivable from Manager (Note 2)	31,509

Unrealized appreciation on swap contracts (Note 1)	239,115

Receivable for variation margin (Note 1)	19,077

Receivable for closed swap contracts (Note 1)	88,303

Total assets	323,005,457

LIABILITIES

Payable to custodian (Note 2)	9,650,906

Distributions payable to shareholders	279,460

Payable for purchases of delayed delivery securities (Note 1)	7,112,414

Payable for shares of the fund repurchased	260,678

Payable for compensation of Manager (Note 2)	256,435

Payable for investor servicing (Note 2)	5,127

Payable for Trustee compensation and expenses (Note 2)	94,081

Payable for administrative services (Note 2)	1,403

Payable for distribution fees (Note 2)	76,208

Unrealized depreciation on swap contracts (Note 1)	41,440

Other accrued expenses	61,938

Total liabilities	17,840,090

Net assets	$305,165,367

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$289,687,652

Undistributed net investment income (Note 1)	236,731

Accumulated net realized loss on investments (Note 1)	(1,294,961)

Net unrealized appreciation of investments	16,535,945

Total — Representing net assets applicable to capital shares outstanding	$305,165,367

(Continued on next page)

40

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($266,827,443 divided by 18,010,707 shares)	$14.81

Offering price per class A share
(100/96.00 of $14.81)*	$15.43

Net asset value and offering price per class B share
($28,514,417 divided by 1,922,026 shares)**	$14.84

Net asset value and offering price per class C share
($8,579,875 divided by 578,082 shares)**	$14.84

Net asset value and redemption price per class M share
($1,233,525 divided by 83,030 shares)	$14.86

Offering price per class M share
(100/96.75 of $14.86)***	$15.36

Net asset value and offering price per class Y share
($10,107 divided by 682 shares)	$14.82

   * On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

  ** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

*** On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

41

Statement of operations Six months ended 1/31/08 (Unaudited)

INTEREST INCOME	$ 6,994,706

EXPENSES

Compensation of Manager (Note 2)	752,328

Investor servicing fees (Note 2)	90,114

Custodian fees (Note 2)	6,321

Trustee compensation and expenses (Note 2)	15,124

Administrative services (Note 2)	8,241

Distribution fees — Class A (Note 2)	274,462

Distribution fees — Class B (Note 2)	130,872

Distribution fees — Class C (Note 2)	41,345

Distribution fees — Class M (Note 2)	2,769

Other	75,976

Non-recurring costs (Notes 2 and 5)	505

Costs assumed by Manager (Notes 2 and 5)	(505)

Total expenses	1,397,552

Expense reduction (Note 2)	(53,936)

Net expenses	1,343,616

Net investment income	5,651,090

Net realized gain on investments (Notes 1 and 3)	49,435

Net realized gain on swap contracts (Note 1)	17,357

Net realized gain on futures contracts (Note 1)	59,797

Net unrealized appreciation of investments, futures
contracts, and swap contracts during the period	4,942,481

Net gain on investments	5,069,070

Net increase in net assets resulting from operations	$10,720,160

The accompanying notes are an integral part of these financial statements.

42

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS

	Six months ended	Year ended
	1/31/08*	7/31/07

Operations:
Net investment income	$ 5,651,090	$ 11,899,576

Net realized gain on investments	126,589	852,287

Net unrealized appreciation (depreciation) of investments	4,942,481	(1,880,040)

Net increase in net assets resulting from operations	10,720,160	10,871,823
From ordinary income

From tax-exempt net investment income

Class A	(5,039,705)	(10,294,793)

Class B	(497,180)	(1,474,638)

Class C	(126,688)	(261,040)

Class M	(19,722)	(38,564)

Class Y	(34)	—

From net realized long-term gain on investments

Class A	(355,061)	(766,496)

Class B	(38,571)	(140,345)

Class C	(11,324)	(23,944)

Class M	(1,585)	(3,188)

Decrease from capital share transactions (Note 4)	(108,659)	(36,929,988)

Total increase (decrease) in net assets	4,521,631	(39,061,173)

NET ASSETS

Beginning of period	300,643,736	339,704,909

End of period (including undistributed net investment income
of $236,731 and $268,970, respectively)	$305,165,367	$300,643,736

* Unaudited

The accompanying notes are an integral part of these financial statements.

43

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:
			Net							Total			Ratio of net
	Net asset		realized and	Total	From	From			Net asset	return	Net	Ratio of	investment
	value,	Net	unrealized	from	net	net realized			value,	at net	assets,	expenses to	income (loss)	Portfolio
	beginning	investment	gain (loss) on	investment	investment	gain on	Total	Redemption	end	asset	end of period	average net	to average	turnover
Period ended	of period	income (loss)	investments	operations	income	investments	distributions	fees	of period	value (%)(a)	(in thousands)	assets (%)(b)	net assets (%)	(%)

CLASS A
January 31, 2008**	$14.59	.28	.25	.53	(.29)	(.02)	(.31)	—	$14.81	3.60*	$266,827	.42*	1.93*	9.75*
July 31, 2007	14.70	.56(c)	(.06)	.50	(.57)	(.04)	(.61)	—	14.59	3.41	257,709	.85(c)	3.78(c)	18.88
July 31, 2006	15.07	.57(c)	(.30)	.27	(.56)	(.08)	(.64)	—(d)	14.70	1.85	270,331	.85(c)	3.81(c)	6.97
July 31, 2005	14.92	.54(c)	.26	.80	(.54)	(.11)	(.65)	—(d)	15.07	5.39	277,931	.84(c)	3.57(c)	12.61
July 31, 2004	14.93	.53	.25	.78	(.53)	(.26)	(.79)	—	14.92	5.20	287,528.85		3.49	26.81
July 31, 2003	15.46	.58	(.16)	.42	(.59)	(.36)	(.95)	—	14.93	2.71	368,419.84		3.76	42.88

CLASS B
January 31, 2008**	$14.61	.24	.25	.49	(.24)	(.02)	(.26)	—	$14.84	3.36*	$28,514	.74*	1.61*	9.75*
July 31, 2007	14.72	.47(c)	(.07)	.40	(.47)	(.04)	(.51)	—	14.61	2.73	33,472	1.49(c)	3.13(c)	18.88
July 31, 2006	15.09	.47(c)	(.29)	.18	(.47)	(.08)	(.55)	—(d)	14.72	1.26	59,527	1.50(c)	3.15(c)	6.97
July 31, 2005	14.94	.44(c)	.26	.70	(.44)	(.11)	(.55)	—(d)	15.09	4.71	88,337	1.49(c)	2.92(c)	12.61
July 31, 2004	14.95	.44	.24	.68	(.43)	(.26)	(.69)	—	14.94	4.52	110,498	1.50	2.83	26.81
July 31, 2003	15.48	.48	(.16)	.32	(.49)	(.36)	(.85)	—	14.95	2.04	150,266	1.49	3.10	42.88

CLASS C
January 31, 2008**	$14.61	.23	.25	.48	(.23)	(.02)	(.25)	—	$14.84	3.32*	$8,580	.82*	1.54*	9.75*
July 31, 2007	14.73	.44(c)	(.07)	.37	(.45)	(.04)	(.49)	—	14.61	2.60	8,405	1.64(c)	2.99(c)	18.88
July 31, 2006	15.09	.45(c)	(.29)	.16	(.44)	(.08)	(.52)	—(d)	14.73	1.12	8,723	1.65(c)	3.01(c)	6.97
July 31, 2005	14.94	.42(c)	.26	.68	(.42)	(.11)	(.53)	—(d)	15.09	4.54	8,835	1.64(c)	2.77(c)	12.61
July 31, 2004	14.95	.41	.25	.66	(.41)	(.26)	(.67)	—	14.94	4.40	10,097	1.65	2.69	26.81
July 31, 2003	15.49	.46	(.17)	.29	(.47)	(.36)	(.83)	—	14.95	1.82	13,793	1.64	2.95	42.88

CLASS M
January 31, 2008**	$14.63	.26	.26	.52	(.27)	(.02)	(.29)	—	$14.86	3.59*	$1,234	.57*	1.79*	9.75*
July 31, 2007	14.74	.52(c)	(.06)	.46	(.53)	(.04)	(.57)	—	14.63	3.19	1,059	1.14(c)	3.49(c)	18.88
July 31, 2006	15.11	.53(c)	(.30)	.23	(.52)	(.08)	(.60)	—(d)	14.74	1.55	1,124	1.15(c)	3.51(c)	6.97
July 31, 2005	14.96	.50(c)	.25	.75	(.49)	(.11)	(.60)	—(d)	15.11	5.05	1,135	1.14(c)	3.27(c)	12.61
July 31, 2004	14.97	.49	.24	.73	(.48)	(.26)	(.74)	—	14.96	4.93	1,188	1.15	3.19	26.81
July 31, 2003	15.50	.54	(.16)	.38	(.55)	(.36)	(.91)	—	14.97	2.40	2,148	1.14	3.45	42.88

CLASS Y
January 31, 2008 †**	$14.71	.05	.11	.16	(.05)	—	(.05)	—(d)	14.82	1.10*	$10	.05*	.39*	9.75*

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

44	45

Financial highlights (Continued)

   * Not annualized.

 ** Unaudited.

 † For the period January 2, 2008 (commencement of operations) to January 31, 2008.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

(c) Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage
of average
net assets

July 31, 2007	<0.01%

July 31, 2006	<0.01

July 31, 2005	<0.01

(d) Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

46

Notes to financial statements 1/31/08 (Unaudited)

Note 1: Significant accounting policies

Putnam AMT-Free Municipal Fund (the “fund”) formerly Putnam Tax-Free Insured Fund, is a series of Putnam Tax Free Income Trust (the “trust”), a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified, open end management investment company. The fund pursues its objective of seeking high current income exempt from federal income tax by investing in tax exempt securities that are covered by insurance guaranteeing the timely payment of principal and interest, are rated AAA or Aaa, or are backed by the U.S. government. The fund may invest in higher yielding, lower rated bonds that may have a higher rate of default.

The fund offers class A, class B, class C, class M and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 4.00% and 3.25%, respectively, and generally do not pay a contingent deferred sales charge. Effective January 2, 2008, the fund issued class Y shares. Class B shares, which convert to class A shares after approximately 8 years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within 6 years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. The expenses for class A, class B, class C, and class M shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, and class M shares, but do not bear a distribution fee. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs.

A 1.00% redemption fee may apply on any shares that are redeemed (either by selling or exchanging into another fund) within 7 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital. Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are generally valued on the basis of valuations provided by an independent pricing service approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Certain investments and derivatives are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures

47

are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and does not reflect an actual market price, which may be different by a material amount.

B) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis. Securities purchased or sold on a forward commitment or delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, any remaining premium is amortized to maturity.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns, owned or expects to purchase, or for other investment purposes. The fund may also write options on swaps or securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

D) Total return swap contracts The fund may enter into total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount. To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as a realized gains or loss. Certain total return swap contracts may include extended effective dates. Income related to these swap contracts is accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or

48

index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Total return swap contracts outstanding at period end, if any, are listed after the fund’s portfolio.

E) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

The aggregate identified cost on a tax basis is $293,483,522, resulting in gross unrealized appreciation and depreciation of $17,691,248 and $1,358,784, respectively, or net unrealized appreciation of $16,332,464.

F) Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

G) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

Putnam Management is paid for management and investment advisory services monthly based on the average net assets of the fund. Such fee is based on the lesser of (i) and annual rate of 0.50% of the average net asset value of the fund or (ii) the following annual rates: 0.60% of the first $500 million of average net assets, 0.50% of the next $500 million, 0.45% of the next $500 million, 0.40% of the next $5 billion, 0.375% of the next $5 billion, 0.355% of the next $5 billion, and 0.34% of the next $5 billion and 0.33% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through June 30, 2009 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses. For the six months ended January 31, 2008, Putnam Management did not waive any of its management fee from the fund.

For the period ended January 31, 2008, Putnam Management has assumed $505 of legal, shareholder servicing and communication, audit and Trustee fees incurred by the fund in connection with certain legal and regulatory matters (including those described in Note 5).

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The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial services for the fund’s assets were provided by Putnam Fiduciary Trust Company (“PFTC”), an affiliate of Putnam Management, and by State Street Bank and Trust Company (“State Street”). Custody fees are based on the fund’s asset level, the number of its security holdings, transaction volumes and with respect to PFTC, certain fees related to the transition of assets to State Street. Putnam Investor Services, a division of PFTC, provided investor servicing agent functions to the fund. Putnam Investor Services received fees for investor servicing, subject to certain limitations, based on the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. During the period ended January 31, 2008, the fund incurred $92,367 for custody and investor servicing agent functions provided by PFTC.

Under the custodian contract between the fund and State Street, the custodian bank has a lien on the securities of the fund to the extent permitted by the fund’s investment restrictions to cover any advances made by the custodian bank for the settlement of securities purchased by the fund. At January 31, 2008, the payable to the custodian bank represents the amount due for cash advanced for the settlement of securities purchased.

The fund has entered into arrangements with PFTC and State Street whereby PFTC’s and State Street’s fees are reduced by credits allowed on cash balances. For the six months ended January 31, 2008, the fund’s expenses were reduced by $53,936 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $321, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings and industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to its class A, class B, class C and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets

50

attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at the annual rate of 0.85%, 1.00% and 0.50% of the average net assets for class B, class C and class M shares, respectively. For class A shares, the annual payment rate will equal the weighted average of (i) 0.20% on the net assets of the fund attributable to class A shares purchased and paid for prior to March 21, 2005 and (ii) 0.25% on all other net assets of the fund attributable to class A shares.

For the six months ended January 31, 2008, Putnam Retail Management, acting as underwriter, received net commissions of $11,426 and $144 from the sale of class A and class M shares, respectively, and received $15,409 and $262 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares that were purchased without an initial sales charge as part of an investment of $1 million or more. For the six months ended January 31, 2008, Putnam Retail Management, acting as underwriter, received $51 on class A redemptions.

Note 3: Purchases and sales of securities

During the six months ended January 31, 2008, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $28,441,882 and $33,463,126, respectively. There were no purchases or sales of U.S. government securities.

Note 4: Capital shares

At January 31, 2008, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

CLASS A	Shares	Amount

Six months ended 1/31/08:
Shares sold	1,334,906	$ 19,382,135

Shares issued
in connection
with reinvestment
of distributions	253,454	3,720,565

	1,588,360	23,102,700

Shares
repurchased	(1,243,147)	(18,008,570)

Net increase	345,213	$ 5,094,130

Year ended 7/31/07:
Shares sold	2,122,193	$ 31,408,659

Shares issued
in connection
with reinvestment
of distributions	484,672	7,163,157

	2,606,865	38,571,816

Shares
repurchased	(3,329,890)	(49,225,238)

Net decrease	(723,025)	$(10,653,422)

CLASS B	Shares	Amount

Six months ended 1/31/08:
Shares sold	52,636	$ 773,075

Shares issued
in connection
with reinvestment
of distributions	22,329	328,108

	74,965	1,101,183

Shares
repurchased	(444,178)	(6,521,725)

Net decrease	(369,213)	$ (5,420,542)

Year ended 7/31/07:
Shares sold	63,966	$ 943,801

Shares issued
in connection
with reinvestment
of distributions	62,629	933,071

	126,595	1,876,872

Shares
repurchased	(1,879,027)	(27,837,922)

Net decrease	(1,752,432)	$(25,961,050)

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CLASS C	Shares	Amount

Six months ended 1/31/08:
Shares sold	58,651	$869,659

Shares issued
in connection
with reinvestment
of distributions	5,836	80,383

	64,487	950,042

Shares
repurchased	(61,485)	(900,208)

Net increase	3,002	49,834

Year ended 7/31/07:
Shares sold	90,701	$ 1,340,666

Shares issued
in connection
with reinvestment
of distributions	10,421	154,330

	101,122	1,494,996

Shares
repurchased	(118,389)	(1,753,391)

Net decrease	(17,267)	$(258,395)

CLASS M	Shares	Amount

Six months ended 1/31/08:
Shares sold	15,128	$ 225,066

Shares issued
in connection
with reinvestment
of distributions	1,051	14,316

	16,179	239,382

Shares
repurchased	(5,542)	(81,496)

Net increase	10,637	$ 157,886

Year ended 7/31/07:
Shares sold	4,385	$ 65,606

Shares issued
in connection
with reinvestment
of distributions	2,106	31,219

	6,491	96,825

Shares
repurchased	(10,358)	(153,946)

Net decrease	(3,867)	$ (57,121)

CLASS Y	Shares	Amount

For the period 1/02/08 (commencement of operations)
to 1/31/08:
Shares sold	680	$ 9,999

Shares issued
in connection
with reinvestment
of distributions	2	34

	682	10,033

Shares
repurchased	—	—

Net increase	682	$10,033

At January 31, 2008, Putnam, LLC owned 682 class Y shares of the fund (100% of class Y shares outstanding), valued at $10,107.

Note 5: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the Securities and Exchange Commission (the “SEC”) and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Payments from Putnam Management will be distributed to certain open-end Putnam funds and their shareholders. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Putnam Management and Putnam Retail Management are named as defendants in a civil suit in which the plaintiffs allege that the management and distribution fees paid by certain Putnam funds were excessive and seek recovery under the Investment Company Act of 1940. Putnam Management and Putnam Retail Management

52

have contested the plaintiffs’ claims and the matter is currently pending in the U.S. District Court for the District of Massachusetts. Based on currently available information, Putnam Management believes that this action is without merit and that it is unlikely to have a material effect on Putnam Management’s and Putnam Retail Management’s ability to provide services to their clients, including the fund.

Note 6: New accounting pronouncements

In June 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes (the “Interpretation”). The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken by a filer in the filer’s tax return. Upon adoption, the Interpretation did not have a material effect on the fund’s financial statements. However, the conclusions regarding the Interpretation may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance expected from the FASB, and on-going analysis of tax laws, regulations and interpretations thereof.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (the “Standard”). The Standard defines fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. The Standard applies to fair value measurements already required or permitted by existing standards. The Standard is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Putnam Management is currently evaluating what impact the adoption of the Standard will have on the fund’s financial statements.

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The Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth funds
Discovery Growth Fund
Growth Opportunities Fund
Health Sciences Trust
International New Opportunities Fund*
New Opportunities Fund
OTC & Emerging Growth Fund
Small Cap Growth Fund*
Vista Fund
Voyager Fund

Blend funds
Capital Appreciation Fund
Capital Opportunities Fund*
Europe Equity Fund*
Global Equity Fund*
Global Natural Resources Fund*
International Capital
Opportunities Fund*
International Equity Fund*
Investors Fund
Research Fund
Tax Smart Equity Fund®
Utilities Growth and Income Fund

Value funds
Classic Equity Fund
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
The Putnam Fund for Growth
and Income
International Growth and Income Fund*
Mid Cap Value Fund
New Value Fund
Small Cap Value Fund*

Income funds
American Government Income Fund
Diversified Income Trust
Floating Rate Income Fund
Global Income Trust*
High Yield Advantage Fund*
High Yield Trust*
Income Fund
Money Market Fund†
U.S. Government Income Trust

* A 1% redemption fee on total assets redeemed or exchanged within 90 days of purchase may be imposed for all share classes of these funds.

†An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

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Tax-free income funds
AMT-Free Insured Municipal Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund†
Tax-Free High Yield Fund

State tax-free income funds:
Arizona, California, Massachusetts, Michigan,
Minnesota, New Jersey, New York, Ohio,
and Pennsylvania

Asset allocation funds
Income Strategies Fund

Putnam Asset Allocation Funds — three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:
Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

Putnam RetirementReady® Funds

Putnam RetirementReady Funds — ten investment portfolios that offer diversifica-tion among stocks, bonds, and money market instruments and adjust to become more conservative over time based on a target date for withdrawing assets.

The ten funds:
Putnam RetirementReady 2050 Fund
Putnam RetirementReady 2045 Fund
Putnam RetirementReady 2040 Fund
Putnam RetirementReady 2035 Fund
Putnam RetirementReady 2030 Fund
Putnam RetirementReady 2025 Fund
Putnam RetirementReady 2020 Fund
Putnam RetirementReady 2015 Fund
Putnam RetirementReady 2010 Fund
Putnam RetirementReady Maturity Fund

With the exception of money market funds, a 1% redemption fee may be applied to shares exchanged or sold within 7 days of purchase (90 days, for certain funds).

Check your account balances and the most recent month-end performance at www.putnam.com.

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Putnam puts your interests first

In January 2004, Putnam began introducing a number of voluntary initiatives designed to reduce fund expenses, provide investors with more useful information, and help safeguard the interests of all Putnam investors. Visit www.putnam.com for details.

Cost-cutting initiatives

Ongoing expenses will be limited Through calendar 2008, total ongoing expenses, including management fees for all funds, will be maintained at or below the average of each fund’s industry peers in its Lipper load-fund universe. For more information, please see the Statement of Additional information.

Lower class B purchase limit To help ensure that investors are in the most cost-effective share class, the maximum amount that can be invested in class B shares has been reduced to $100,000. (Larger trades or accumulated amounts will be refused.)

Improved disclosure

Putnam fund prospectuses and shareholder reports have been revised to disclose additional information that will help shareholders compare funds and weigh their costs and risks along with their potential benefits. Shareholders will find easy-to-understand information about fund expense ratios, portfolio manager compensation, risk comparisons, turnover comparisons, brokerage commissions, and employee and trustee ownership of Putnam funds. Disclosure of breakpoint discounts has also been enhanced to alert investors to potential cost savings.

Protecting investors’ interests

Short-term trading fee introduced To discourage short-term trading, which can interfere with a fund’s long-term strategy, a 1% short-term trading fee may be imposed on any Putnam fund shares (other than money market funds) redeemed or exchanged within seven calendar days of purchase (for certain funds, this fee applies for 90 days).

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Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager	W. Thomas Stephens	James P. Pappas
Putnam Investment	Richard B. Worley	Vice President
Management, LLC
One Post Office Square	Officers	Francis J. McNamara, III
Boston, MA 02109	Charles E. Haldeman, Jr.	Vice President and
	President	Chief Legal Officer
Marketing Services
Putnam Retail Management	Charles E. Porter	Robert R. Leveille
One Post Office Square	Executive Vice President,	Vice President and
Boston, MA 02109	Principal Executive Officer,	Chief Compliance Officer
Associate Treasurer and
Custodian	Compliance Liaison	Mark C. Trenchard
State Street Bank and		Vice President and
Trust Company	Jonathan S. Horwitz	BSA Compliance Officer
Senior Vice President
Legal Counsel	and Treasurer	Judith Cohen
Ropes & Gray LLP		Vice President, Clerk and
	Steven D. Krichmar	Assistant Treasurer
Trustees	Vice President and
John A. Hill, Chairman	Principal Financial Officer	Wanda M. McManus
Jameson Adkins Baxter,		Vice President, Senior Associate
Vice Chairman	Janet C. Smith	Treasurer and Assistant Clerk
Charles B. Curtis	Vice President, Principal
Robert J. Darretta	Accounting Officer and	Nancy E. Florek
Myra R. Drucker	Assistant Treasurer	Vice President, Assistant Clerk,
Charles E. Haldeman, Jr.		Assistant Treasurer and
Paul L. Joskow	Susan G. Malloy	Proxy Manager
Elizabeth T. Kennan	Vice President and
Kenneth R. Leibler	Assistant Treasurer
Robert E. Patterson
George Putnam, III	Beth S. Mazor
Vice President

This report is for the information of shareholders of Putnam AMT-Free Insured Municipal Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit www.putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

PUTNAM
INVESTMENTS

One Post Office Square
Boston, Massachusetts 02109

www.putnam.com

1-800-225-1581

Founded in 1937, Putnam Investments began with the principle that a balance between risk and reward is the mark of a well-rounded financial program. Today, we manage money with a focus on seeking consistent results over time. This balanced approach continues to underscore everything we do.

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Forwarding Service Requested

Not FDIC Insured	May Lose Value	No Bank Guarantee

SA043 249768 3/08

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Tax Free Income Trust

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: March 31, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter
Charles E. Porter
Principal Executive Officer

Date: March 31, 2008

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: March 31, 2008

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811- 04345)

Exact name of registrant as specified in charter:	Putnam Tax Free Income Trust

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: July 31, 2008

Date of reporting period: August 1, 2007 — January 31, 2008

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Tax-Free High Yield Fund

1|31|08

Semiannual Report

PUTNAM INVESTMENTS

INCOME FUNDS
invest in bonds and
other securities with
the goal of providing
a steady stream of
income over time.

What makes Putnam different?

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

A time-honored tradition in money management

Since 1937, our values have been rooted in a profound sense of responsibility for the money entrusted to us.

A prudent approach to investing

We use a research-driven team approach to seek consistent, dependable, superior investment results over time, although there is no guarantee a fund will meet its objectives.

Funds for every investment goal

We offer a broad range of mutual funds and other financial products so investors and their financial representatives can build diversified portfolios.

A commitment to doing what’s right for investors

With a focus on investment performance, below-average expenses, and in-depth information about our funds, we put the interests of investors first and seek to set the standard for integrity and service.

Industry-leading service

We help investors, along with their financial representatives, make informed investment decisions with confidence.

Putnam
Tax-Free
HighYield Fund

1| 31| 08
Semiannual Report

Message from the Trustees	2
About the fund	4
Performance snapshot	6
Interview with your fund’s Portfolio Leader	7
Performance in depth	12
Expenses	15
Portfolio turnover	17
Risk	18
Your fund’s management	19
Terms and definitions	20
Trustee approval of management contract	22
Other information for shareholders	27
Financial statements	28

Cover photograph: © Richard H. Johnson

Message from the Trustees

Dear Fellow Shareholder:

In early 2008, financial markets face clear challenges. What began as a rise in defaults for a limited segment of the U.S. mortgage market has spread across the global financial sector and produced a significant tightening of credit conditions. Forecasts for global growth have been reduced as a result, and markets have reacted by sending stock prices lower. In the United States, the economy weakened sharply in late 2007, raising the chance of a recession this year. Fortunately, policymakers have taken action to stimulate growth: The Federal Reserve Board cut interest rates, and federal lawmakers, working with the president, approved a $168 billion fiscal stimulus plan.

As investors, it is natural to feel discouraged by disappointing short-term results. During these challenging times, it is important to remember the value of a long-term perspective and the counsel of your financial representative. The normal condition of the economy and corporate earnings is one of growth, albeit with occasional interruptions. As in the past, after a period of weakness the economy is likely to regain its momentum and produce the growth and corporate earnings that investors expect.

Starting this month, we have changed the portfolio manager’s commentary in this report to a question-and-answer format. We feel that this makes the information more readable and accessible, and we hope you think so as well.

Lastly, we note that Putnam Investments celebrated its 70th anniversary in November. From modest beginnings in Boston, Massachusetts, the company has grown into a global asset manager that serves millions of investors worldwide. Although the mutual fund industry has undergone many changes since George Putnam introduced his innovative balanced fund in 1937, Putnam’s guiding principles have not. As we celebrate this 70-year milestone, we look forward to Putnam continuing its long tradition of prudent money management. Thank you for your support of the Putnam funds.

Putnam Tax-Free High Yield Fund: Potential for high
current income exempt from federal income tax

Two of the most significant challenges of fixed-income investing are low interest rates and taxes on income. Putnam Tax-Free High Yield Fund can help investors reduce the impact of both by investing in higher-yielding municipal bonds, which offer the potential for a greater stream of income along with tax advantages. While the stated yields on municipal bonds are lower than those of taxable bonds, the income most of these bonds pay is exempt from federal income tax.

Municipal bonds are typically issued by states and local municipalities to raise funds for building and maintaining public facilities. The income from a municipal bond is generally exempt from federal income tax, and from state taxes for residents of the state in which the bond is issued. Municipal bonds are backed by either the issuing city or town or by revenues collected from usage fees, and as a result have varying degrees of credit risk (the risk that the issuer won’t be able to repay the bond).

Many high-yield municipal bonds are not rated by independent rating agencies such as Standard & Poor’s and Moody’s. This is mainly because many issuers decide not to pursue a rating that might be below investment grade. As a result, investment managers must do additional research to determine whether these bonds are prudent investments.

Evaluating a bond’s credit risk is one area in which Putnam has particular expertise. Putnam’s municipal bond research team analyzes each issue in depth and assigns unrated bonds an agency-equivalent Putnam rating — instead of rating bonds on a pass/fail basis, which is a common practice in the industry. Although unrated bonds typically represent only a small portion of the fund’s holdings, this analysis helps the management team in its efforts to identify bonds with attractive risk/return profiles from among this group.

Once the fund has invested in a bond, the fund’s management team continues to monitor developments that affect the bond market, the specific sector (for example, hospitals or utilities), and the issuer of the bond. Typically, higher-risk, lower-rated bonds are reviewed more frequently because of their greater potential risk.

The goal of the fund’s approach to research and active management is to stay a step ahead of the industry and pinpoint opportunities to adjust the fund’s holdings for the benefit of the fund and its shareholders.

Lower-rated bonds may offer higher yields in return for more risk. Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes. Tax-free funds may not be suitable for IRAs and other non-taxable accounts. Please consult with your tax advisor for more information. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses.

Understanding tax-equivalent yield

To understand the value of tax-free income, it is helpful to compare a municipal bond’s yield with the “tax-equivalent yield” — the before-tax yield that must be offered by a taxable bond in order to equal the municipal bond’s yield after taxes.

How to calculate tax-equivalent yield:

The tax-equivalent yield equals the municipal bond’s yield divided by “one minus the tax rate.” For example, if a municipal bond’s yield is 5%, then its tax-equivalent yield is 7.7%, assuming the maximum 35% federal tax rate for 2007.

Results for investors subject to lower tax rates would not be as advantageous.

Municipal bonds may finance a range of projects in your
community and thus play a key role in its development.

Performance snapshot

Putnam Tax-Free
HighYield Fund

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See pages 12–14 for additional performance information. For a portion of the periods, this fund may have limited expenses, without which returns would have been lower. A 1% short-term trading fee may apply. To obtain the most recent month-end performance, visit www.putnam.com.

* Derived from the historical performance of B shares (inception 9/9/85), adjusted for the applicable sales charge and lower operating expenses.

† Returns for the six-month period are not annualized, but cumulative.

The period in review

Paul, thanks for taking some time with us today to talk about how Putnam Tax-Free High Yield Fund has fared during the past six months. How did it perform?

The fund essentially treaded water, returning 0.32% for the first half of its 2008 fiscal year. In posting that result, the fund trailed its benchmark but strongly outperformed its Lipper peer group average. During the period, investors became extremely risk-averse in response to the meltdown in the subprime mortgage market and favored bonds with investment-grade ratings over alternatives in the lower-rated, high-yield municipal bond market. The benchmark includes a significant stake in investment-grade municipal bonds, which is why it performed better than the fund. We focus mainly on the high-yield muni bond market.

At the same time, the fund performed much better than most of the other high-yield municipal bond

Broad market index and fund performance

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 1/31/08. See page 6 and pages 12–14 for additional fund performance information. Index descriptions can be found on page 21.

funds in its Lipper peer group. What helped you do better than the peer group average?

Overall, we positioned the fund more conservatively than our competitors, using two approaches to insulate the fund from the difficulties encountered by the markets during the period. The first action was related to what we call the fund’s term structure, meaning how we targeted maturities along the municipal bond market yield curve. During the period, we kept the fund’s duration —a measure of its sensitivity to changes in interest rates — in line with the benchmark. At the same time, though, we favored the front, or shorter, end of the yield curve because we felt we weren’t being compensated for the added risk inherent in longer-term securities. This approach helped performance, as shorter-term yields fell as the Federal Reserve Bank cut interest rates, while longer-term yields remained generally stable because of, among other factors, lingering concerns that inflation could still be a problem going forward.

What was the second move that bolstered performance?

We maintained a conservative credit profile, putting most of the fund in bonds rated BBB or BB, the higher-quality tiers of the municipal bond market. Conversely, we underweighted non-rated bonds and those with a B rating. This move proved fruitful as investors pulled assets out of riskier investments in reaction to the problems in the subprime mortgage market.

Credit quality overview

Credit qualities shown as a percentage of portfolio value as of 1/31/08. A bond rated Baa or higher (MIG3/VMIG3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds not rated by Moody’s but considered by Putnam Management to be of comparable quality. Ratings will vary over time.

Let’s take a look at how some of your sector-positioning moves influenced performance.

One of the main areas that provided a positive impact on our performance was the land sector, where municipal entities issue bonds to help support the build-out of infrastructure for real estate developments, particularly in California, Florida, Illinois, and Nevada. In the land sector, we made a well-timed move from a neutral positioning to significant underweighting in advance of the subprime-influenced sell-off that hit that sector. The investments we maintained in this area were developments that we felt were well positioned because they were projects that already had recorded sales, or were placed in plots of land surrounded by dwellings or buildings on all four sides — not on the outskirts of a city or town — where it was more likely the developments would be completed.

Any other sector success stories of note for the period?

Overweighting single-family housing planned amortization class (PAC) bonds also helped. PAC bonds are issued by states’ housing finance authorities to help provide below-market-rate loans to low-income borrowers. These investments performed well because they offered reduced risk — an attractive attribute in a struggling market — in the form of short maturities and positive structural characteristics that protected bondholders. They also were immune

Comparison of the fund’s maturity and duration

This chart compares changes in the fund’s average effective maturity (a weighted average of the holdings’ maturities) and its average effective duration (a measure of its sensitivity to interest-rate changes).

Average effective duration and average effective maturity take into account put and call features, where applicable, and reflect prepayments for mortgage-backed securities. Duration is usually shorter than maturity because it reflects interest payments on a bond prior to its maturity.

to the subprime downdraft because homeowners can qualify for these loans only after meeting relatively stringent borrowing requirements, including providing down payments. In this area, North Dakota State Housing Finance Agency proved to be a top performer for the fund. These bonds offered a short average maturity along with an attractive coupon rate, a good combination during the period when short-term interest rates fell. Another top performer in a different sector was Hunterdon Medical Center, a nonprofit health-care system in New Jersey. The bonds performed well due to the organization’s dominant market position and the possibility of a credit-rating upgrade, and were sold for a profit during the period.

Which investment decisions detracted from performance?

Our decision to maintain an overweighting in tobacco settlement bonds, one of the more volatile sectors of the municipal bond market, hurt the fund’s relative return. We were attracted to the yields offered by these investments, whose payments are secured by income that municipalities earn from tobacco companies as a settlement for previous lawsuits. Unfortunately, this sector was held back by an increase in the supply of new issuance of tobacco bonds at the same time that demand shrunk as investors pulled back from risk. The Tobacco Settlement Revenue Management Authority of South Carolina was among the fund’s  tobacco investments that got caught in the downdraft.

I N   T H E   N E W S

The subprime mortgage financial crisis started in the United States during the fall of 2006, and became a global financial crisis by July 2007. Lax mortgage lending practices in 2005 and 2006 resulted in rising debt loads for borrowers with weak credit histories. This situation was sustainable when mortgage rates were extremely low and home prices were rising, but as interest rates rose in early 2007, delinquencies and foreclosures began to spike. Many homeowners were unable or unwilling to meet financial commitments, and many lenders were left without a means to recoup their losses. As this report was being prepared, the problem continued to take its toll on markets around the world. In past economic cycles, defaults would have been limited, but the repackaging, securitization, and wide-scale distribution of subprime mortgage debt by U.S. investment banks enabled the mortgage crisis to take on global proportions.

Paul, what’s the team’s outlook as we move forward into 2008?

Many economists believe we are headed for a recession — if we aren’t in one already. The current thinking, though, is that the recession likely will be relatively shallow, in part because the Fed has been so aggressive in cutting short-term rates to stave off a deeper trough. In any event, we anticipate the U.S. economy will remain relatively weak for the next six to nine months, with hopes that we’ll then see some sort of a rebound.

How do you anticipate positioning the fund to respond?

We expect to continue to invest in shorter-term maturities, for example, in the 10- to 20-year range rather than among bonds with maturities of 20 to 30 years. That’s because we are concerned that rates may rise among longer-maturity bonds due to reduced demand for them and because of the potential for higher inflation. We also intend to increase our exposure to bonds rated BBB and below, particularly in the BBB area, as we feel yields offered by these securities have begun to fairly compensate investors for the risks they are assuming.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. Lower-rated bonds may offer higher yields in return for more risk. Tax-free funds may not be suitable for IRAs and other non-taxable accounts.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended January 31, 2008, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. The performance information does not reflect any deductions for taxes that a shareholder may owe on fund distributions or the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section of www.putnam.com or call Putnam at 1-800-225-1581.

Fund performance

Total return for periods ended 1/31/08

	Class A		Class B		Class C		Class M		Class Y
(inception dates)	(9/20/93)		(9/9/85)		(2/1/99)		(12/29/94)		(1/2/08)
	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV

Annual average
(life of fund)	6.56%	6.36%	6.15%	6.15%	5.71%	5.71%	6.33%	6.17%	6.16%

10 years	47.32	41.53	39.09	39.09	36.09	36.09	43.13	38.40	39.16
Annual average	3.95	3.53	3.35	3.35	3.13	3.13	3.65	3.30	3.36

5 years	29.55	24.36	25.54	23.54	24.63	24.63	27.69	23.49	25.62
Annual average	5.31	4.46	4.65	4.32	4.50	4.50	5.01	4.31	4.67

3 years	12.61	8.09	10.47	7.53	9.98	9.98	11.62	8.03	10.55
Annual average	4.04	2.63	3.37	2.45	3.22	3.22	3.73	2.61	3.40

1 year	1.28	–2.72	0.69	–4.14	0.59	–0.38	1.00	–2.31	0.75

6 months	0.32	–3.70	0.01	–4.89	0.05	–0.93	0.21	–3.07	0.08

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After sales charge returns (public offering price, or POP) for class A and M shares reflect a maximum 4.00% and 3.25% load, respectively, as of 1/2/08. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year that is eliminated thereafter. Class Y shares have no initial sales charge or CDSC. Performance for class C and Y shares before their inception is derived from the historical performance of class B shares, adjusted for the applicable sales charge (or CDSC) and, except for class A and Y shares, the higher operating expenses for such shares.

For a portion of the periods, this fund may have limited expenses, without which returns would have been lower.

A 1% short-term trading fee may be applied to shares exchanged or sold within 7 days of purchase.

Comparative index returns

For periods ended 1/31/08

		Lipper High Yield
	Lehman Municipal	Municipal Debt Funds
	Bond Index	category average*

Annual average
(life of fund)	7.40%	6.58%

10 years	66.02	47.86
Annual average	5.20	3.97

5 years	25.30	27.03
Annual average	4.61	4.89

3 years	12.54	10.21
Annual average	4.02	3.28

1 year	4.93	–2.21

6 months	3.71	–2.75

Index and Lipper results should be compared to fund performance at net asset value.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 1/31/08, there were 104, 96, 81, 77, 46, and 6 funds, respectively, in this Lipper category.

Fund performance as of most recent calendar quarter

Total return for periods ended 12/31/07

	Class A		Class B		Class C		Class M		Class Y
(inception dates)	(9/20/93)		(9/9/85)		(2/1/99)		(12/29/94)		(1/2/08)
	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV

Annual average
(life of fund)	6.52%	6.32%	6.11%	6.11%	5.67%	5.67%	6.29%	6.13%	6.11%

10 years	46.60	40.81	38.48	38.48	35.37	35.37	42.37	37.81	38.45
Annual average	3.90	3.48	3.31	3.31	3.07	3.07	3.60	3.26	3.31

5 years	27.69	22.61	23.75	21.76	22.76	22.76	25.85	21.73	23.75
Annual average	5.01	4.16	4.35	4.02	4.19	4.19	4.71	4.01	4.35

3 years	12.38	7.92	10.31	7.38	9.78	9.78	11.37	7.81	10.29
Annual average	3.97	2.57	3.32	2.40	3.16	3.16	3.65	2.54	3.32

1 year	–0.09	–4.09	–0.66	–5.43	–0.77	–1.72	–0.36	–3.62	–0.68

6 months	–0.66	–4.63	–0.95	–5.79	–0.99	–1.96	–0.75	–4.02	–0.95

Fund price and distribution information

For the six-month period ended 1/31/08

Distributions	Class A		Class B	Class C	Class M		Class Y

Number	6		6	6	6		1

Income[1]	$0.309478		$0.269542	$0.259776	$0.291571		$0.055285

Capital gains[2]	—		—	—	—		—

Total	$0.309478		$0.269542	$0.259776	$0.291571		$0.055285

Share value:	NAV	POP*	NAV	NAV	NAV	POP	NAV

7/31/07	$12.88	$13.42	$12.90	$12.88	$12.88	$13.31	—

1/2/08[3]	—	—	—	—	—	—	$12.49

1/31/08	12.61	13.14	12.63	12.62	12.61	13.03	12.61

Current yield
(end of period)

Current dividend rate[4]	4.95%	4.75%	4.32%	4.17%	4.67%	4.52%	5.01%

Taxable equivalent[5]	7.62	7.31	6.65	6.42	7.18	6.95	7.71

Current 30-day
SEC yield[6,7] (with
expense limitation)	N/A	4.28	3.84	3.68	N/A	4.05	4.48

Taxable equivalent[5]	N/A	6.58	5.91	5.66	N/A	6.23	6.89

Current 30-day
SEC yield[7] (without
expense limitation)	N/A	4.28	3.83	3.68	N/A	4.05	4.48

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

* Reflects an increase in sales charges that took effect on 1/2/08.

1 For some investors, investment income may be subject to the federal alternative minimum tax.

2 Capital gains, if any, are taxable for federal and, in most cases, state purposes.

3 Inception date of class Y shares.

4 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

5 Assumes a maximum 35% federal and state combined tax rate for 2008. Results for investors subject to lower tax rates would not be as advantageous.

6 For a portion of the periods, this fund may have limited expenses, without which yields would have been lower.

7 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

Fund’s annual operating expenses

For the fiscal year ended 7/31/07

	Class A	Class B	Class C	Class M	Class Y

Total annual fund operating expenses	0.82%	1.45%	1.60%	1.10%	0.60%

Expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown in the next section and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Putnam Tax-Free High Yield Fund from August 1, 2007, to January 31, 2008. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class Y

Expenses paid per $1,000*	$ 4.13	$ 7.29	$ 8.05	$ 5.54	$ 0.50

Ending value (after expenses)	$1,003.20	$1,000.10	$1,000.50	$1,002.10	$1,014.00

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 1/31/08 (except for Class Y shares, which is for the period January 2, 2008 (commencement of operations) to January 31, 2008). The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended January 31, 2008, use the calculation method below. To find the value of your investment on August 1, 2007, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class Y

Expenses paid per $1,000*	$ 4.17	$ 7.35	$ 8.11	$ 5.58	$ 0.49

Ending value (after expenses)	$1,021.01	$1,017.85	$1,017.09	$1,019.61	$1,003.61

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 1/31/08 (except for Class Y shares, which is for the period January 2, 2008 (commencement of operations) to January 31, 2008). The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Compare expenses using industry averages

You can also compare your fund’s expenses with the average of its peer group, as defined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund’s average net assets have been used to pay ongoing expenses during the period.

	Class A	Class B	Class C	Class M	Class Y

Your fund's annualized
expense ratio	0.82%	1.45%	1.60%	1.10%	0.60%

Average annualized expense
ratio for Lipper peer group*	0.82%	1.45%	1.60%	1.10%	0.60%

* Putnam is committed to keeping fund expenses below the Lipper peer group average expense ratio and will limit fund expenses if they exceed the Lipper average. The Lipper average is a simple average of front-end load funds in the peer group that excludes 12b-1 fees as well as any expense offset and brokerage service arrangements that may reduce fund expenses. To facilitate the comparison in this presentation, Putnam has adjusted the Lipper average to reflect the 12b-1 fees carried by each class of shares other than class Y shares, which do not incur 12b-1 fees. Investors should note that the other funds in the peer group may be significantly smaller or larger than the fund, and that an asset-weighted average would likely be lower than the simple average. Also, the fund and Lipper report expense data at different times and for different periods. The fund’s expense ratio shown here is annualized data for the most recent six-month period, while the quarterly updated Lipper average is based on the most recent fiscal year-end data available for the peer group funds as of 12/31/07.

Your fund’s
portfolio turnover

Putnam funds are actively managed by teams of experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often your fund’s managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund’s average portfolio value within a given period. Funds with high turnover may be more likely to generate capital gains that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

Funds that invest in bonds or other fixed-income instruments may have higher turnover than funds that invest only in stocks. Short-term bond funds tend to have higher turnover than longer-term bond funds, because shorter-term bonds will mature or be sold more frequently than longer-term bonds. You can use the table below to compare your fund’s turnover with the average turnover for funds in its Lipper category.

Turnover comparisons

Percentage of holdings that change every year

	2007	2006	2005	2004	2003

Putnam Tax-Free High Yield Fund	10%	17%	21%	18%	29%

Lipper High Yield Municipal
Debt Funds category average	34%	32%	33%	30%	30%

Turnover data for the fund is calculated based on the fund’s fiscal-year period, which ends on July 31. Turnover data for the fund’s Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year. Fiscal years vary across funds in the Lipper category, which may limit the comparability of the fund’s portfolio turnover rate to the Lipper average. Comparative data for 2007 is based on information available as of 12/31/07.

Your fund’s risk

This risk comparison is designed to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund’s Morningstar Risk.

Your fund’s Morningstar® Risk

Your fund’s Morningstar Risk is shown alongside that of the average fund in its Morningstar category. The risk bar broadens the comparison by translating the fund’s Morningstar Risk into a percentile, which is based on the fund’s ranking among all funds rated by Morningstar as of December 31, 2007. A higher Morningstar Risk generally indicates that a fund’s monthly returns have varied more widely.

Morningstar determines a fund’s Morningstar Risk by assessing variations in the fund’s monthly returns — with an emphasis on downside variations — over a 3-year period, if available. Those measures are weighted and averaged to produce the fund’s Morningstar Risk. The information shown is provided for the fund’s class A shares only; information for other classes may vary. Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2007 Morningstar, Inc. All Rights Reserved. The information contained herein (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Your fund’s management

Your fund is managed by the members of the Putnam Tax Exempt Fixed-Income Team. Paul Drury is the Portfolio Leader, and Brad Libby, Susan McCormack, and Thalia Meehan are Portfolio Members, of your fund. The Portfolio Leader and Portfolio Members coordinate the team’s management of the fund.

For a complete listing of the members of the Putnam Tax Exempt Fixed-Income Team, including those who are not Portfolio Leaders or Portfolio Members of your fund, visit the Individual Investors section of www.putnam.com.

Investment team fund ownership

The table below shows how much the fund’s current Portfolio Leader and Portfolio Members have invested in the fund and in all Putnam mutual funds (in dollar ranges). Information shown is as of January 31, 2008, and January 31, 2007.

Trustee and Putnam employee fund ownership

As of January 31, 2008, all of the Trustees of the Putnam funds owned fund shares. The table below shows the approximate value of investments in the fund and all Putnam funds as of that date by the Trustees and Putnam employees. These amounts include investments by the Trustees’ and employees’ immediate family members and investments through retirement and deferred compensation plans.

		Total assets in
	Assets in the fund	all Putnam funds

Trustees	$105,000	$ 90,000,000

Putnam employees	$106,000	$669,000,000

Other Putnam funds managed by the Portfolio Leader and Portfolio Members

Paul Drury is the Portfolio Leader, and Brad Libby, Susan McCormack, and Thalia Meehan are Portfolio Members, of Putnam High Yield Municipal Trust and Putnam Managed Municipal Income Trust.

Thalia Meehan is the Portfolio Leader, and Paul Drury, Brad Libby, and Susan McCormack are Portfolio Members, of Putnam’s open-end tax-exempt funds for the following states: Arizona, California, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio, and Pennsylvania. The same group also manages Putnam AMT-Free Insured Municipal Fund, Putnam Investment Grade Municipal Trust, Putnam Municipal Bond Fund, Putnam Municipal Opportunities Trust, and Putnam Tax Exempt Income Fund.

Paul Drury, Brad Libby, Susan McCormack, and Thalia Meehan may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.00% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Current yield is the annual rate of return earned from dividends or interest of an investment. Current yield is expressed as a percentage of the price of a security, fund share, or principal investment.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Lehman Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Lehman Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Merrill Lynch 91-Day Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of
management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”). In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2007, the Contract Committee met several times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management contract, effective July 1, 2007.

In addition, in anticipation of the sale of Putnam Investments to Great-West Lifeco, at a series of meetings ending in March 2007, the Trustees reviewed and approved new management and distribution arrangements to take effect upon the change of control. Shareholders of all funds approved the management contracts in May 2007, and the change of control transaction was completed on August 3, 2007. Upon the change of control, the management contracts that were approved by the Trustees in June 2007 automatically terminated and were replaced by new contracts that had been approved by shareholders. In connection with their review for the June 2007 continuance of the Putnam funds’ management contracts, the Trustees did not identify any facts or circumstances that would alter the substance of the conclusions and recommendations they made in their review of the contracts to take effect upon the change of control.

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

• That this fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Management fee schedules and categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances — for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs or responsibilities, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund, which had been carefully developed over the years, re-examined on many occasions and adjusted where appropriate. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 38th percentile in management fees and in the 19th percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2006 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). (Because the fund’s custom peer group is smaller than the fund’s broad Lipper Inc. peer group, this expense information may differ from the Lipper peer expense information found elsewhere in this report.) The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints.

The Trustees noted that the expense ratio increases described above were currently being controlled by expense limitations implemented in January 2004 and which Putnam Management had committed to maintain at least through 2007. In anticipation of the change of control of Putnam Investments, the Trustees requested, and received a commitment from Putnam Management and Great-West Lifeco, to extend this program through at least June 30, 2009. These expense limitations give effect to a commitment by Putnam Management that the expense ratio of each open-end fund would be no higher than the average expense ratio of the competitive funds included in the fund’s relevant Lipper universe (exclusive of any applicable 12b-1 charges in each case). The Trustees observed that this commitment to limit fund expenses has served shareholders well since its inception.

In order to ensure that the expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees requested, and Putnam Management agreed, to extend for the twelve months beginning July 1, 2007, an additional expense limitation for certain funds at an amount equal to the average expense ratio (exclusive of 12b-1 charges) of a custom peer group of competitive funds selected by Lipper to correspond to the size of the fund. This additional expense limitation will be applied to those open-end funds that had above-average expense ratios (exclusive of 12b-1 charges) based on the custom peer group data for the period ended December 31, 2006. This additional expense limitation will not be applied to your fund because it had a below-average expense ratio relative to its custom peer group.

• Economies of scale. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of a fund (as a percentage of fund assets) declines as a fund grows in size and crosses specified asset thresholds. Conversely, as a fund shrinks in size — as has been the case for many Putnam funds in recent years — these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedules in effect for the funds represented an appropriate sharing of economies of scale at current asset levels. In reaching this conclusion, the Trustees considered the Contract Committee’s stated intent to continue to work with Putnam Management to plan for an eventual resumption in the growth of assets, and to consider the potential economies that might be produced under various growth assumptions.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Process Committee of the Trustees and the Investment Oversight Committees of the Trustees, which had met on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Trustees noted the satisfactory investment performance of many Putnam funds. They also noted the disappointing investment performance of certain funds in recent years and discussed with senior management of Putnam Management the factors contributing to such underperfor-mance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line to address areas of underperformance. In particular, they noted the important contributions of Putnam Management’s leadership in attracting, retaining and supporting high-quality investment professionals and in systematically implementing an investment process that seeks to merge the best features of fundamental and quantitative analysis. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper High Yield Municipal Debt Funds) (compared using tax-adjusted performance to recognize the different federal income tax treatment for capital gains distributions and exempt-interest distributions) for the one-, three- and five-year periods ended March 31, 2007 (the first percentile being the best-performing funds and the 100th percentile being the worst-performing funds):

One-year period	Three-year period	Five-year period

62nd	48th	54th

(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report. Over the one-, three- and five-year periods ended March 31, 2007, there were 82, 77, and 70 funds, respectively, in your fund’s Lipper peer group.* Past performance is no guarantee of future returns.)

As a general matter, the Trustees concluded that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to

* The percentile rankings for your fund’s class A share annualized total return performance in the Lipper High Yield Municipal Debt Funds category for the one-, five-, and ten-year periods ended December 31, 2007, were 12%, 32%, and 55%, respectively. Over the one-, five-, and ten-year periods ended December 31, 2007, the fund ranked 11 out of 96, 24 out of 75, and 24 out of 43 funds, respectively. Note that this more recent information was not available when the Trustees approved the continuance of your fund’s management contract.

address performance shortcomings. In the Trustees’ view, the alternative of terminating a management contract and engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage to ensure that the principle of seeking “best price and execution” remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract also included the review of its distributor’s contract and distribution plan with Putnam Retail Management Limited Partnership and the custodian agreement and investor servicing agreement with Putnam Fiduciary Trust Company (“PFTC”), each of which provides benefits to affiliates of Putnam Management. In the case of the custodian agreement, the Trustees considered that, effective January 1, 2007, the Putnam funds had engaged State Street Bank and Trust Company as custodian and began to transition the responsibility for providing custody services away from PFTC.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparison of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and the funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across all asset sectors are higher on average for funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Other information
for shareholders

Important notice regarding delivery of shareholder documents

In accordance with SEC regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2007, are available on the Putnam Individual Investor Web site, www.putnam.com/individual, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period.

The fund’s portfolio 1/31/08 (Unaudited)

Key to abbreviations
AMBAC AMBAC Indemnity Corporation	FSA Financial Security Assurance
COP Certificate of Participation	GNMA Coll. Government National Mortgage
FGIC Financial Guaranty Insurance Company	Association Collateralized
FHA Insd. Federal Housing Administration Insured	G.O. Bonds General Obligation Bonds
FHLMC Coll. Federal Home Loan Mortgage	MBIA MBIA Insurance Company
Corporation Collateralized	PSFG Permanent School Fund Guaranteed
FNMA Coll. Federal National Mortgage	Radian Insd. Radian Group Insured
Association Collateralized	U.S. Govt. Coll. U.S. Government Collateralized
FRB Floating Rate Bonds	VRDN Variable Rate Demand Notes
FRN Floating Rate Notes	XLCA XL Capital Assurance

MUNICIPAL BONDS AND NOTES (97.5%)*

	Rating**	Principal amount	Value

Alabama (1.3%)
Courtland, Indl. Dev. Board Solid Waste
Disp. Rev. Bonds (Intl. Paper Co.),
Ser. A, 5.2s, 6/1/25	BBB	$3,500,000	$3,229,870
Jackson Cnty., Hlth. Care Auth. Rev.
Bonds, 5.7s, 5/1/19	BB+	8,675,000	8,730,086
Montgomery, Med. Clinic Board Hlth. Care
Fac. Rev. Bonds (Jackson Hosp. & Clinic),
5 1/4s, 3/1/36	Baa2	1,955,000	1,848,101
Sylacauga, Hlth. Care Auth. Rev. Bonds
(Coosa Valley Med. Ctr.), Ser. A
6s, 8/1/35	B/P	750,000	719,828
6s, 8/1/25	B/P	1,700,000	1,672,902
			16,200,787

Arizona (2.0%)
AZ Hlth. Fac. Auth. Rev. Bonds
(Bethesda Foundation), Ser. A,
6.4s, 8/15/27	BB–/P	1,500,000	1,504,485
Casa Grande, Indl. Dev. Auth. Rev. Bonds
(Casa Grande Regl. Med. Ctr.), Ser. A
7 5/8s, 12/1/29	BB–/P	7,300,000	7,673,322
7 1/4s, 12/1/19	BB–/P	500,000	528,210
Cochise Cnty., Indl. Dev. Auth. Rev. Bonds
(Sierra Vista Regl. Hlth. Ctr.),
7 3/4s, 12/1/30	BB+/P	3,170,000	3,370,249
(Sierra Vista Cmnty. Hosp.), 6.45s, 12/1/17	BB+/P	2,240,000	2,375,946
(Sierra Vista Regl. Hlth. Ctr.), Ser. A,
6.2s, 12/1/21	BB+/P	935,000	959,684

MUNICIPAL BONDS AND NOTES (97.5%)* continued

	Rating**	Principal amount	Value

Arizona continued
Glendale, Indl. Dev. Auth. Rev. Bonds
(John C. Lincoln Hlth.), Ser. B,
5 1/4s, 12/1/19	BBB	$500,000	$516,800
Navajo Cnty., Indl. Dev. Rev. Bonds (Stone
Container Corp.), 7.2s, 6/1/27	B/P	2,500,000	2,512,425
Phoenix, Indl. Dev. Auth. VRDN (Valley
of the Sun YMCA), 2s, 1/1/31	A–1+	2,822,743	2,822,743
Pima Cnty., Indl. Dev. Auth. Rev. Bonds
(Horizon Cmnty. Learning Ctr.),
5.05s, 6/1/25	BBB	2,450,000	2,296,459
			24,560,323

Arkansas (1.3%)
AR State Hosp. Dev. Fin. Auth. Rev. Bonds
(Washington Regl. Med. Ctr.), 7 3/8s,
2/1/29 (Prerefunded)	Baa2	10,500,000	11,502,120
Independence Cnty., Poll. Control Rev.
Bonds (Entergy AR, Inc.), 5s, 1/1/21	A–	1,500,000	1,501,275
Little River Cnty., Rev. Bonds
(Georgia-Pacific Corp.), 5.6s, 10/1/26	B2	1,290,000	1,133,794
Washington Cnty., Hosp. Rev. Bonds (Regl.
Med. Ctr.), Ser. B, 5s, 2/1/25	Baa2	1,750,000	1,697,378
			15,834,567

California (8.6%)
ABAG Fin. Auth. COP (American Baptist
Homes), Ser. A, 5.85s, 10/1/27	BBB–	3,000,000	3,018,960
CA Hlth. Fac. Fin. Auth. Rev. Bonds (CA-NV
Methodist), 5s, 7/1/26	A+	260,000	263,910
CA Infrastructure & Econ. Dev. Bank
Rev. Bonds
Ser. A, ACA, zero %, 12/1/24	B/P	2,000,000	575,840
(Cap. Appn.), Ser. A, ACA, zero %, 12/1/23	B/P	2,000,000	624,820
CA Muni. Fin. Auth. COP (Cmnty. Hosp.
Central CA), 5 1/4s, 2/1/46	Baa2	7,000,000	6,391,910
CA Poll. Control Fin. Auth. Solid Waste
Disp. FRB (Waste Management, Inc.),
Ser. C, 5 1/8s, 11/1/23	BBB	5,000,000	4,855,000
CA Poll. Control Fin. Auth. Solid Waste
Disp. Rev. Bonds (Waste Management,
Inc.), Ser. A-2, 5.4s, 4/1/25	BBB	4,500,000	4,415,805
CA Statewide Cmnty. Dev. Auth. Special Tax
Rev. Bonds (Citrus Garden Apt. Project -
D1), 5 1/4s, 7/1/22	A	1,000,000	1,019,050
Cathedral City, Impt. Board Act of 1915
Special Assmt. Bonds (Cove Impt. Dist.),
Ser. 04-02
5.05s, 9/2/35	BB+/P	1,830,000	1,635,270
5s, 9/2/30	BB+/P	1,730,000	1,560,962

MUNICIPAL BONDS AND NOTES (97.5%)* continued

	Rating**	Principal amount	Value

California continued
Chula Vista, Cmnty. Fac. Dist. Special Tax
Rev. Bonds
(No. 07-1 Otay Ranch Village Eleven),
5.8s, 9/1/28	BB–/P	$2,000,000	$1,971,100
(No. 07-I Otay Ranch Village Eleven),
5.1s, 9/1/26	BB/P	375,000	342,195
Commerce, Redev. Agcy. Rev. Bonds
(Project 1), zero %, 8/1/21 (Prerefunded)	BBB	1,500,000	716,610
Corona, COP (Vista Hosp. Syst.), zero %,
7/1/29 (In default) (F) †	D/P	31,900,000	350,900
Foothill/Eastern Corridor Agcy. Rev. Bonds
(CA Toll Roads), 5 3/4s, 1/15/40	Baa3	1,500,000	1,525,815
Gilroy, Rev. Bonds (Bonfante Gardens
Park), 8s, 11/1/25	B–/P	4,218,000	4,123,643
Golden State Tobacco Securitization Corp.
Rev. Bonds, Ser. A-1, 5s, 6/1/33	BBB	6,950,000	6,107,660
Irvine, Impt. Board Act of 1915 Special
Assmt. Bonds
(Dist. No. 03-19) 5s, 9/2/29	BB/P	1,775,000	1,630,018
(Dist. No. 03-19) 5s, 9/2/25	BB/P	1,350,000	1,260,090
(No. 00-18 Group 3), 5.55s, 9/2/26	BBB–/P	995,000	998,264
(No. 03-19 Group 4), 5s, 9/2/29	BB+/P	705,000	651,547
North Natomas, Cmnty. Fac. Special
Tax Bonds
(Dist. No. 4), Ser. D, 5s, 9/1/33	BBB–/P	350,000	315,046
Ser. D, 5s, 9/1/26	BBB–/P	1,100,000	1,012,429
Norwalk-La Mirada, Unified School Dist.
G.O. Bonds, Ser. B, FGIC
zero %, 8/1/29	Aaa	13,335,000	4,378,814
zero %, 8/1/24	Aaa	10,350,000	4,614,134
Oakley, Pub. Fin. Auth. Rev. Bonds,
5 7/8s, 9/2/24	BB–/P	1,370,000	1,369,493
Orange Cnty., Cmnty. Fac. Dist. Special
Tax Bonds
(No. 03-1 Ladera Ranch),
Ser. A, 5.4s, 8/15/21	BB/P	1,240,000	1,229,534
(No. 03-1 Ladera Ranch),
Ser. A, 5.4s, 8/15/22	BB/P	1,520,000	1,498,918
(No. 02-1 Ladera Ranch)
Ser. A, 5.55s, 8/15/33	BBB/P	2,875,000	2,794,730
Orange Cnty., Local Trans. Auth. Sales Tax
Rev. Bonds, 6.2s, 2/14/11	AA+	11,200,000	12,190,640
Poway, Unified School Dist. Cmnty. Facs.
Special Tax Bonds
(Cmnty. Fac. Dist. No. 14-Del Sur),
5 1/8s, 9/1/26	BB–/P	2,200,000	1,930,170
Rancho Mirage, JT Powers Fin. Auth. Rev.
Bonds (Eisenhower Med. Ctr.), 5 7/8s,
7/1/26 (Prerefunded)	A3	1,700,000	1,998,010

MUNICIPAL BONDS AND NOTES (97.5%)* continued

	Rating**	Principal amount	Value

California continued
Rocklin, Unified School Dist. G.O. Bonds
(Election of 2002), FGIC, zero %, 8/1/21	Aaa	$2,145,000	$1,155,361
Sacramento, Special Tax Rev. Bonds
(North Natomas Cmnty. Fac.)
Ser. 97-01, 5.1s, 9/1/35	BB/P	2,920,000	2,662,690
Ser. 97-01, 5s, 9/1/29	BB/P	1,370,000	1,243,850
Ser. 01-03, 6s, 9/1/28	BB+/P	700,000	706,104
San Diego, Assn. of Bay Area Governments
Fin. Auth. For Nonprofit Corps. Rev.
Bonds (San Diego Hosp.), Ser. A,
6 1/8s, 8/15/20	A–	1,100,000	1,148,862
San Francisco City & Cnty. Redev. Agcy.
Cmnty. Fac. Dist. Special Tax (No. 6
Mission Bay South), Ser. A, 5.15s, 8/1/35	BB–/P	1,500,000	1,338,555
San Joaquin Hills, Trans. Corridor Agcy.
Toll Rd. Rev. Bonds, Ser. A, 5 1/2s, 1/15/28	Ba2	1,500,000	1,443,735
Santa Monica, Cmnty. College Dist. G.O.
Bonds (Election of 2002), Ser. A, FGIC,
zero %, 8/1/31	Aaa	1,000,000	296,720
Santaluz, Cmnty. Facs. Dist. No. 2 Special
Tax Rev. Bonds (Impt. Area No. 1),
Ser. B, 6 3/8s, 9/1/30	BBB/P	6,630,000	6,632,122
Sunnyvale, Special Tax Rev. Bonds (Cmnty.
Fac. Dist. No. 1), 7 3/4s, 8/1/32	BB–/P	6,780,000	7,049,912
Thousand Oaks, Cmnty. Fac. Dist. Special
Tax Rev. Bonds (Marketplace 94-1),
zero %, 9/1/14	B/P	7,335,000	4,422,051
Union, Elementary School Dist. G.O. Bonds,
Ser. B, FGIC, zero %, 9/1/26	Aaa	2,745,000	1,087,130
Washington, Unified School Dist. Yolo
Cnty., G.O. Bonds (Election of 1999),
Ser. B, MBIA
zero %, 8/1/31	Aaa	1,695,000	500,635
zero %, 8/1/28	Aaa	1,425,000	500,745
zero %, 8/1/27	Aaa	1,340,000	500,276
			108,060,035

Colorado (1.3%)
CO Edl. & Cultural Fac. Auth. VRDN
(National Jewish Federation Bond),
Ser. A1, 1.9s, 9/1/33	VMIG1	2,000,000	2,000,000
CO Hlth. Fac. Auth. Rev. Bonds
(Evangelical Lutheran), 5.9s, 10/1/27	A3	5,000,000	5,192,900
(Christian Living Cmntys.), Ser. A,
5 3/4s, 1/1/26	BB–/P	1,550,000	1,492,929
(Valley View Assn.), 5s, 5/15/27	BBB	2,625,000	2,427,390
CO Springs, Hosp. Rev. Bonds,
6 3/8s,12/15/30	A3	755,000	797,325

MUNICIPAL BONDS AND NOTES (97.5%)* continued

	Rating**	Principal amount	Value

Colorado continued
Denver, City & Cnty. Special Fac. Arpt.
Rev. Bonds (United Airlines), Ser. A,
5 1/4s, 10/1/32	B	$675,000	$578,570
Larimer Cnty., G.O. Bonds (Poudre Impt. —
School Dist. No. 1), 7s, 12/15/16	Aa3	3,000,000	3,709,350
			16,198,464

Connecticut (0.9%)
CT State Dev. Auth. 1st. Mtg. Gross Rev.
Hlth. Care Rev. Bonds (Elim Street Park
Baptist, Inc.), 5.85s, 12/1/33	BBB+	2,000,000	2,023,380
CT State Dev. Auth. Poll. Control Rev.
Bonds (Western MA), Ser. A, 5.85s, 9/1/28	Baa2	7,000,000	7,171,990
CT State Hlth. & Edl. Fac. Auth. VRDN
(Yale U.), Ser. V-1, 2s, 7/1/36	VMIG1	2,000,000	2,000,000
			11,195,370

Delaware (0.1%)
DE St. Hlth. Fac. Auth. Rev. Bonds (Beebe
Med. Ctr.), Ser. A, 5s, 6/1/24	Baa1	900,000	869,724
New Castle Cnty., Rev. Bonds (Newark
Charter School, Inc.), 5s, 9/1/36	BBB-	600,000	528,822
			1,398,546

District of Columbia (0.4%)
DC Tobacco Settlement Fin. Corp. Rev.
Bonds, Ser. A, zero %, 6/15/46	BBB/F	70,000,000	5,054,700

Florida (5.8%)
Aberdeen, Cmnty. Dev. Dist. Special Assmt.
Bonds, Ser. 1, 5 1/4s, 11/1/15	BB–/P	1,370,000	1,223,163
Alachua Cnty., Hlth. Fac. Auth. Continuing
Care VRDN (Oak Hammock U.), Ser. A,
2s, 10/1/32	VMIG1	1,960,000	1,960,000
CFM Cmnty. Dev. Dist. Rev. Bonds, Ser. B,
5 7/8s, 5/1/14	BB–/P	500,000	453,090
Escambia Cnty., Hlth. Fac. Auth. Rev.
Bonds (Baptist Hosp. & Baptist Manor),
5 1/8s, 10/1/19	Baa1	1,650,000	1,659,026
Fishhawk, Cmnty. Dev. Dist. II Rev. Bonds,
Ser. B, 5 1/8s, 11/1/09	BB–/P	1,215,000	1,210,419
Halifax, Hosp. Med. Ctr. Rev. Bonds,
Ser. A, 5s, 6/1/38	BBB+	3,000,000	2,770,140
Heritage Harbour Marketplace Cmnty., Dev.
Dist. Special Assmt., 5.6s, 5/1/36	BB–/P	2,565,000	2,127,924

MUNICIPAL BONDS AND NOTES (97.5%)* continued

	Rating**	Principal amount	Value

Florida continued
Heritage Isle at Viera, Cmnty. Dev. Dist.
Special Assmt. Bonds
Ser. B, 5s, 11/1/09	BB/P	$455,000	$447,329
5s, 11/1/13	BB/P	3,300,000	3,024,186
Jacksonville, Econ. Dev. Comm. Hlth. Care
Fac. Rev. Bonds (Proton Therapy Inst.),
Class A, 6s, 9/1/17	BB/P	1,500,000	1,519,530
Jacksonville, Econ. Dev. Comm. Indl. Dev.
Rev. Bonds (Gerdau Ameristeel US, Inc.),
5.3s, 5/1/37	Ba1	2,850,000	2,467,701
Jacksonville, Hlth. Fac. Auth. Rev. Bonds
(Brooks Hlth. Syst.), 5s, 11/1/27	A	2,930,000	2,872,162
Lee Cnty., Indl. Dev. Auth. Hlth. Care
Fac. Rev. Bonds
(Shell Pt./Alliance Oblig. Group), 5 1/8s,
11/15/36	BBB–	925,000	813,482
(Shell Pt./Alliance Cmnty.), 5s, 11/15/22	BBB–	3,000,000	2,834,850
Miami Beach, Hlth. Fac. Auth. Hosp. Rev.
Bonds (Mount Sinai Med. Ctr.), Ser. A,
6.7s, 11/15/19	Ba1	2,000,000	2,078,160
Middle Village Cmnty. Dev. Dist. Special
Assmt., Ser. A, 6s, 5/1/35	BB–/P	2,000,000	2,019,440
Myrtle Creek, Impt. Dist. Special Assmt.
Bonds, Ser. A, 5.2s, 5/1/37	BB–/P	2,245,000	1,750,853
Orange Cnty., Hlth. Fac. Auth. Rev. Bonds
(Orlando Regl. Hlth. Care), U.S. Govt.
Coll., 5 3/4s, 12/1/32 (Prerefunded)	A2	2,700,000	3,055,536
(Adventist Hlth. Syst.), 5 5/8s, 11/15/32
(Prerefunded)	A1	3,750,000	4,233,563
Palm Coast Pk. Cmnty. Dev. Dist. Special
Assmt. Bonds, 5.7s, 5/1/37	BB–/P	2,700,000	2,242,215
Reunion West, Cmnty. Dev. Dist. Special
Assmt. Bonds, 6 1/4s, 5/1/36	BB–/P	5,150,000	4,688,303
Sarasota Cnty., Hlth. Fac. Auth.
Retirement Fac. Rev. Bonds (Village On
The Isle), 5 1/2s, 1/1/27	BBB–/P	1,850,000	1,754,152
Six Mile Creek, Cmnty. Dev. Dist. Special
Assmt., 5 7/8s, 5/1/38	BB–/P	2,000,000	1,553,060
South Bay, Cmnty. Dev. Dist. Rev. Bonds,
Ser. B-1, 5 1/8s, 11/1/09	BB–/P	2,050,000	1,948,853
South Village, Cmnty. Dev. Dist. Rev.
Bonds, Ser. A, 5.7s, 5/1/35	BB–/P	2,920,000	2,454,406
Split Pine, Cmnty. Dev. Dist. Special
Assmt. Bonds, Ser. A, 5 1/4s, 5/1/39	BB–/P	4,750,000	3,805,938
Tampa Bay, Cmnty. Dev. Dist. Special
Assmt. Bonds (New Port), Ser. A,
5 7/8s, 5/1/38	BB–/P	1,900,000	1,243,797

MUNICIPAL BONDS AND NOTES (97.5%)* continued

	Rating**	Principal amount	Value

Florida continued
Tolomato, Cmnty. Dev. Dist. Special
Assmt. Bonds
6.55s, 5/1/27	BB–/P	$1,300,000	$1,267,955
5.4s, 5/1/37	BB–/P	2,450,000	1,974,872
Town Ctr. at Palm Coast Cmnty., Dev. Dist.
Special Assmt., 6s, 5/1/36	BB–/P	1,950,000	1,721,928
Verandah, West Cmnty. Dev. Dist. Rev.
Bonds (Cap. Impt.), Ser. A, 6 5/8s, 5/1/33	BB/P	940,000	944,202
Verano Ctr. Cmnty. Dev. Dist. Special
Assmt. Bonds (Cmnty. Infrastructure)
Ser. A, 5 3/8s, 5/1/37	BB–/P	1,030,000	781,688
Ser. B, 5s, 11/1/13	BB–/P	3,265,000	2,921,849
Wentworth Estates, Cmnty. Dev. Dist.
Special Assmt. Bonds, Ser. A, 5 5/8s, 5/1/37	BB–/P	1,995,000	1,465,727
World Commerce Cmnty. Dev. Dist. Special
Assmt., Ser. A-1
6 1/2s, 5/1/36	BB–/P	1,950,000	1,830,407
6 1/4s, 5/1/22	BB–/P	1,735,000	1,629,061
			72,748,967

Georgia (2.1%)
Effingham Cnty., Indl. Dev. Auth. Rev.
Bonds (Pacific Corp.), 6 1/2s, 6/1/31	B2	3,400,000	3,335,638
Forsyth Cnty., Hosp. Auth. Rev. Bonds (GA
Baptist Hlth. Care Syst.), U.S. Govt.
Coll., 6 3/8s, 10/1/28 (Prerefunded)	AAA	6,000,000	7,424,760
Fulton Cnty., Res. Care Fac. Rev. Bonds
(Canterbury Court), Class A,
6 1/8s, 2/15/34	B+/P	800,000	787,208
(First Mtge. — Lenbrook), Ser. A,
5s, 7/1/17	B/P	2,740,000	2,648,100
Main St. Natural Gas, Inc. Rev. Bonds
(GA Gas)
Ser. A, 5 1/2s, 9/15/26	A1	5,000,000	5,034,500
Ser. A, 5 1/2s, 9/15/23	A1	2,000,000	2,039,860
Ser. B, 5s, 3/15/13	A1	2,520,000	2,624,706
Med. Ctr. Hosp. Auth. Rev. Bonds (Spring
Harbor Green Island), 5 1/4s, 7/1/27	B+/P	1,425,000	1,280,747
Rockdale Cnty., Dev. Auth. Rev. Bonds
(Visy Paper), Ser. A, 6 1/8s, 1/1/34	B+/P	1,400,000	1,341,284
			26,516,803

Idaho (0.1%)
ID Hsg. & Fin. Assn. Rev. Bonds (Single
Fam. Mtge.), Ser. C-2, FHA Insd.,
5.15s, 7/1/29	Aaa	1,105,000	1,110,249

MUNICIPAL BONDS AND NOTES (97.5%)* continued

	Rating**	Principal amount	Value

Illinois (1.8%)
Bedford Pk., Village Rev. Bonds
(Hotel/Motel Tax), Ser. A, 4.9s, 12/1/23	Baa1	$3,085,000	$3,092,743
Chicago, Special Assmt. Bonds (Lake Shore
East), 6 3/4s, 12/1/32	BB/P	1,500,000	1,541,805
Du Page Cnty., Special Svc. Area No. 31
Special Tax Bonds (Monarch Landing),
5 5/8s, 3/1/36	BB–/P	900,000	803,142
IL Fin. Auth. Rev. Bonds
(Monarch Landing, Inc.), Ser. A,
7s, 12/1/27	B/P	2,350,000	2,372,913
(Landing At Plymouth Place), Ser. A,
6s, 5/15/25	B+/P	1,550,000	1,518,845
(Sherman Hlth. Syst.), Ser. 07-A,
5 1/2s, 8/1/37	A–	4,000,000	4,038,240
(Roosevelt U.), 5.4s, 4/1/27	Baa1	1,210,000	1,207,048
IL Fin. Auth. Solid Waste Disposal (Waste
Mgmt., Inc.), Ser. A, 5.05s, 8/1/29	BBB	500,000	451,990
IL Hlth. Fac. Auth. Rev. Bonds
(Cmnty. Rehab. Providers Fac.), 8 1/4s,
8/1/12 (Prerefunded)	CCC/P	179,403	164,089
(Cmnty. Rehab. Providers Fac.), Ser. A,
7 7/8s, 7/1/20	CCC/P	877,247	783,873
(St. Benedict), Ser. 03A-1, 6.9s, 11/15/33	B/P	1,000,000	907,660
(Elmhurst Memorial Hlth. Care),
5 5/8s, 1/1/28	A2	6,000,000	6,197,880
			23,080,228

Indiana (1.4%)
Anderson, Econ. Dev. Rev. Bonds
(Anderson U.), 5s, 10/1/28	BBB–/F	1,500,000	1,413,285
IN Bk. Special Program Gas Rev. Bonds,
Ser. A, 5s, 10/15/17	Aa2	6,000,000	6,368,820
Indianapolis, Arpt. Auth. Rev. Bonds
(Federal Express Corp.), 5.1s, 1/15/17	Baa2	10,000,000	10,303,800
			18,085,905

Iowa (3.4%)
IA Fin. Auth. Rev. Bonds (Single Fam.
Mtge.), Ser. D, GNMA Coll., FNMA Coll.,
5s, 1/1/36	Aaa	3,250,000	3,334,793
IA Fin. Auth. Hlth. Care Fac. Rev. Bonds
(Dev. Care Initiatives)
9 1/4s, 7/1/25 (Prerefunded)	AAA	13,850,000	16,925,670
Ser. A, 5 1/4s, 7/1/18	BBB–	2,500,000	2,520,150
Ser. A, 5 1/4s, 7/1/17	BBB–	3,900,000	3,955,380
Ser. A, 5 1/2s, 7/1/25	BBB–	3,185,000	3,135,792
IA Fin. Auth. Retirement Cmnty. Rev. Bonds
(Friendship Haven)
Ser. A, 6s, 11/15/24	BB/P	300,000	300,918

MUNICIPAL BONDS AND NOTES (97.5%)* continued

	Rating**	Principal amount	Value

Iowa continued
IA State Higher Ed. Loan Auth. Rev. Bonds
(Wartburg), Ser. A
5s, 10/1/21	BBB–/F	$730,000	$717,904
5s, 10/1/20	BBB–/F	1,270,000	1,259,345
Marion Hlth. Care Fac. Rev. Bonds (First
Mtg.), Ser. IA, 1.76s, 1/1/29	B+/P	45,000	49,678
Tobacco Settlement Auth. of IA Rev. Bonds
Ser. B, 5.6s, 6/1/34	BBB	9,000,000	8,446,680
Ser. C, 5 3/8s, 6/1/38	BBB	3,000,000	2,708,430
			43,354,740

Kansas (0.5%)
Lenexa, Hlth. Care Rev. Bonds
(LakeView Village), Ser. C, 6 7/8s,
5/15/32 (Prerefunded)	AAA	2,250,000	2,649,038
Lenexa, Hlth. Care Fac. Rev. Bonds,
5 1/2s, 5/15/39	BBB–	3,500,000	3,198,860
			5,847,898

Kentucky (0.1%)
KY Econ. Dev. Fin. Auth. Rev. Bonds (First
Mtg.), Ser. IA, 6 1/2s, 1/1/29	B+/P	260,000	287,451
KY Econ. Dev. Fin. Auth. Hlth. Syst. Rev.
Bonds (Norton Hlth. Care), Ser. A,
6 5/8s, 10/1/28	A–/F	1,365,000	1,414,836
			1,702,287

Louisiana (2.0%)
LA Hlth. Ed. Auth. Rev. Bonds
(Lambert House), Ser. A, 6.2s, 1/1/28	B+/P	3,000,000	3,005,640
LA Local Govt. Env. Fac. Cmnty. Dev. Auth.
Rev. Bonds (St. James Place), Ser. A, 7s,
11/1/20 (Prerefunded)	AAA/P	8,828,000	9,690,937
St. John Baptist Parish Rev. Bonds
(Marathon Oil Corp.), Ser. A,
5 1/8s, 6/1/37	Baa1	4,000,000	3,890,320
Tobacco Settlement Fin. Corp. Rev. Bonds,
Ser. 01-B, 5 7/8s, 5/15/39	BBB	5,350,000	5,233,370
W. Feliciana Parish, Poll. Control Rev.
Bonds (Entergy Gulf States), Ser. B,
6.6s, 9/1/28	BBB–	4,000,000	4,000,760
			25,821,027

MUNICIPAL BONDS AND NOTES (97.5%)* continued

	Rating**	Principal amount	Value

Maine (0.4%)
Rumford, Solid Waste Disp. Rev. Bonds
(Boise Cascade Corp.), 6 7/8s, 10/1/26	Ba3	$5,500,000	$5,665,440

Maryland (1.7%)
Howard Cnty., Rev. Bonds, Ser. A, U.S.
Govt. Coll., 8s, 5/15/29 (Prerefunded)	AAA	5,000,000	5,761,250
MD State Hlth. & Higher Edl. Fac. Auth.
Rev. Bonds
(Mercy Ridge), Ser. A, 6s, 4/1/35
(Prerefunded)	BBB+	2,000,000	2,316,240
(Medstar Hlth.), 5 1/2s, 8/15/33	A3	1,500,000	1,479,720
(Medstar Hlth.), 5 3/8s, 8/15/24	A3	2,000,000	2,013,640
(Edenwald), Ser. A, 5.2s, 1/1/24	BB/P	300,000	284,133
(Edenwald), Ser. A, 5.2s, 1/1/20	BB/P	350,000	345,100
(Edenwald), Ser. A, 5 1/8s, 1/1/19	BB/P	100,000	98,641
(King Farm Presbyterian Cmnty.), Ser. B,
4 3/4s, 1/1/13	B/P	3,435,000	3,393,505
MD State Indl. Dev. Fin. Auth. Econ. Dev.
Rev. Bonds (Our Lady of Good Counsel
School), Ser. A, 6s, 5/1/35	B/P	600,000	599,292
Westminster, Econ. Dev. Rev. Bonds
(Carroll Lutheran Village), Ser. A
6 1/4s, 5/1/34	BB/P	3,400,000	3,410,030
6s, 5/1/24	BB/P	2,000,000	2,012,160
			21,713,711

Massachusetts (5.0%)
MA State Dev. Fin. Agcy. Rev. Bonds
(Lasell College), 6 3/4s, 7/1/31
(Prerefunded)	BB+/P	4,635,000	5,352,683
(Lasell College), 6 3/4s, 7/1/31	BB+/P	395,000	401,506
(Linden Ponds, Inc.), Ser. A,
5 3/4s, 11/15/35	BB/P	1,645,000	1,516,756
(Linden Ponds, Inc.), Ser. A,
5 1/2s, 11/15/27	BB/P	1,000,000	922,880
(Wheelock College), Ser. C,
5 1/4s, 10/1/37	BBB	2,000,000	1,952,840
(Wheelock College), Ser. C,
5 1/4s, 10/1/29	BBB	1,400,000	1,371,524
(Linden Ponds, Inc.), Ser. A,
5 1/4s, 11/15/15	BB/P	380,000	385,050
MA State Dev. Fin. Agcy. Hlth. Care Fac.
Rev. Bonds (Adventcare), Ser. A,
6.65s, 10/15/28	B/P	2,150,000	2,070,364

MUNICIPAL BONDS AND NOTES (97.5%)* continued

	Rating**	Principal amount	Value

Massachusetts continued
MA State Hlth. & Edl. Fac. Auth. Rev. Bonds
(Civic Investments/HPHC), Ser. A, 9s,
12/15/15 (Prerefunded)	BBB–/P	$7,515,000	$9,277,643
(Jordan Hosp.), Ser. E, 6 3/4s, 10/1/33	BB+	6,000,000	6,265,020
(Winchester Hosp.), Ser. E, 6 3/4s, 7/1/30
(Prerefunded)	BBB+/F	4,815,000	5,306,178
(UMass Memorial), Ser. C, 6 5/8s, 7/1/32	Baa2	9,750,000	10,037,040
(Berkshire Hlth. Syst.), Ser. E,
6 1/4s, 10/1/31	BBB+	4,400,000	4,502,388
(Hlth. Care Syst.-Covenant Hlth.),
6s, 7/1/31	AAA	5,685,000	5,976,413
(Hlth. Care Syst.-Covenant Hlth.),
6s, 7/1/31 (Prerefunded)	AAA	1,515,000	1,716,965
(Fisher College), Ser. A, 5 1/8s, 4/1/37	BBB–	1,400,000	1,273,188
(Milford Regl. Med.), Ser. E, 5s, 7/15/32	Baa3	1,000,000	898,530
(Milford Regl. Med.), Ser. E, 5s, 7/15/27	Baa3	2,750,000	2,543,668
MA State Indl. Fin. Agcy. Rev. Bonds (1st
Mtge. Stone Institution & Newton),
7.9s, 1/1/24	BB–/P	750,000	753,195
			62,523,831

Michigan (2.4%)
Ann Arbor, Econ. Dev. Corp. Ltd. Oblig.
Rev. Bonds (Glacier Hills, Inc.), State &
Local Govt. Coll., 8 3/8s, 1/15/19 (Prerefunded)	AAA	2,198,000	2,801,659
Detroit, Swr. Disp. VRDN, Ser. B, FSA,
2s, 7/1/33	VMIG1	1,200,000	1,200,000
Dickinson Cnty., Econ. Dev. Corp. Rev.
Bonds, 5 3/4s, 6/1/16	BBB	7,000,000	7,259,000
Flint, Hosp. Bldg. Auth. Rev. Bonds
(Hurley Med. Ctr.), 6s, 7/1/20	Ba1	2,350,000	2,369,223
Garden City, Hosp. Fin. Auth. Rev. Bonds
(Garden City Hosp.) Ser. A
5 3/4s, 9/1/17	Ba1	1,595,000	1,600,200
5 5/8s, 9/1/10	Ba1	535,000	542,736
5 5/8s, 9/1/10 (Prerefunded)	Ba1	470,000	484,255
Kentwood, Economic Dev. Rev. Bonds
(Holland Home), Ser. A, 5s, 11/15/22	BB–/P	500,000	476,350
MI State Hosp. Fin. Auth. Rev. Bonds
(Oakwood Hosp.), Ser. A, 5 3/4s, 4/1/32	A2	2,500,000	2,577,225
MI State Hsg. Dev. Auth. Rev. Bonds,
Ser. A, 3.9s, 6/1/30	AA+	3,680,000	3,680,368
MI State Strategic Fund Solid Waste Disp.
Rev. Bonds (SD Warren Co.), Ser. C,
7 3/8s, 1/15/22	BB/P	5,000,000	5,019,600
MI State Strategic Fund, Ltd. VRDN
(Detroit Symphony), Ser. B, 1.9s, 6/1/31	A–1+	1,405,000	1,405,000
MI State U. VRDN, Ser. A, 2s, 8/15/32	VMIG1	500,000	500,000
MI Tobacco Settlement Fin. Auth. Rev.
Bonds, Ser. A, 6s, 6/1/34	BBB	425,000	420,521
			30,336,137

MUNICIPAL BONDS AND NOTES (97.5%)* continued

	Rating**	Principal amount	Value

Minnesota (1.3%)
Inver Grove Heights, Nursing Home Rev.
Bonds (Presbyterian Homes Care)
5 1/2s, 10/1/41	B/P	$1,000,000	$918,560
5 3/8s, 10/1/26	B/P	250,000	237,965
MN State Higher Ed. Fac. Auth. VRDN (St.
Olaf College), Ser. 5-M2, 2s, 10/1/20	VMIG1	1,300,000	1,300,000
MN State Hsg. Fin. Agcy. Rev. Bonds
(Res. Hsg.)
Ser. H, 5s, 1/1/36	Aa1	1,630,000	1,670,554
Ser. B, 5s, 7/1/34	Aa1	775,000	790,849
North Oaks, Sr. Hsg. Rev. Bonds
(Presbyterian Homes)
6 1/8s, 10/1/39	BB/P	1,375,000	1,356,878
6s, 10/1/27	BB/P	1,250,000	1,237,088
Sauk Rapids Hlth. Care & Hsg. Fac. Rev.
Bonds (Good Shepherd Lutheran Home),
6s, 1/1/34	B+/P	800,000	773,448
St. Paul, Hsg. & Redev. Auth. Hlth. Care
Fac. Rev. Bonds (HealthPartners Oblig.
Group), 5 1/4s, 5/15/36	Baa1	2,035,000	1,986,221
St. Paul, Hsg. & Redev. Auth. Hosp. Rev.
Bonds (Healtheast), 6s, 11/15/35	Baa3	1,250,000	1,255,250
St. Paul, Port Auth. Lease Rev. Bonds
(Regions Hosp. Pkg. Ramp), Ser. 1
5s, 8/1/36	BBB–/P	275,000	233,382
5s, 8/1/21	BBB–/P	950,000	895,670
Washington Cnty., Hsg. & Redev. Auth. Rev.
Bonds (Healtheast), 5 1/2s, 11/15/27	Baa3	4,250,000	4,105,543
			16,761,408

Mississippi (1.0%)
Jackson Cnty., Poll. Control VRDN (Chevron
USA, Inc.), 2s, 6/1/23	P–1	1,200,000	1,200,000
Lowndes Cnty., Solid Waste Disp. & Poll.
Control Rev. Bonds (Weyerhaeuser Co.)
Ser. A, 6.8s, 4/1/22	Baa2	715,000	807,793
Ser. B, 6.7s, 4/1/22	Baa2	2,500,000	2,800,050
MS Bus. Fin. Corp. Poll. Control Rev.
Bonds (Syst. Energy Resources, Inc.),
5 7/8s, 4/1/22	BBB	2,000,000	2,015,240
MS Home Corp. Rev. Bonds (Single
Fam. Mtge.)
Ser. B-2, GNMA Coll., FNMA Coll.,
6.45s, 12/1/33	Aaa	3,690,000	3,936,750
Ser. B, GNMA Coll., FNMA Coll.,
5 1/2s, 6/1/36	Aaa	1,205,000	1,252,670
MS Hosp. Equip. & Fac. Auth. Rev. Bonds
(Hosp. South Central), 5 1/4s, 12/1/21	BBB+	500,000	503,120
			12,515,623

MUNICIPAL BONDS AND NOTES (97.5%)* continued

	Rating**	Principal amount	Value

Missouri (1.2%)
Cape Girardeau Cnty., Indl. Dev. Auth.
Hlth. Care Fac. Rev. Bonds (St. Francis
Med. Ctr.), Ser. A
5 1/2s, 6/1/32	A+	$3,000,000	$3,070,500
5 1/2s, 6/1/27	A+	3,250,000	3,358,583
Kansas City, Indl. Dev. Auth. Hlth. Fac.
Rev. Bonds (First Mtg. Bishop Spencer),
Ser. A, 6 1/4s, 1/1/24	BB–/P	2,000,000	2,024,420
MO State Hlth. & Edl. Fac. Auth. VRDN (SSM
Hlth. Care), Ser. C-1, FSA, 2s, 6/1/19	A–1+	1,505,000	1,505,000
MO State Hsg. Dev. Comm. Mtge. Rev. Bonds
(Single Fam. Home Ownership Loan),
Ser. A-1, GNMA Coll., FNMA Coll.,
6 3/4s, 3/1/34	AAA	900,000	931,275
(Single Fam. Mtge.), Ser. D-2, GNMA Coll.,
FNMA Coll., 6 1/2s, 9/1/29	AAA	1,265,000	1,320,964
(Single Fam.), Ser. E-1, GNMA Coll., FNMA
Coll., 6.45s, 9/1/29	AAA	365,000	383,119
(Single Fam. Homeowner Loan), Ser. A-2,
GNMA Coll., 6.3s, 3/1/30	AAA	2,220,000	2,232,321
(Single Fam. Home Ownership Loan), Ser. C,
GNMA Coll., FNMA Coll., 5.6s, 9/1/35	AAA	850,000	888,199
			15,714,381

Montana (0.1%)
MT Fac. Fin. Auth. Rev. Bonds (Sr. Living
St. Johns Lutheran), Ser. A, 6s, 5/15/25	B+/P	750,000	745,140
MT State Board Inv. Exempt Fac. Rev. Bonds
(Still Water Mining Project), 8s, 7/1/20	B–	750,000	770,618
			1,515,758

Nebraska (—%)
Kearney, Indl. Dev. Rev. Bonds
(Great Platte River), 8s, 9/1/12	CCC/P	123,433	27,155
(Brookhaven), zero %, 9/1/12	CCC/P	1,582,934	31,659
			58,814

Nevada (2.1%)
Clark Cnty., Impt. Dist. Special Assmt. Bonds
(Summerlin No. 142), 6 3/8s, 8/1/23	BB–/P	985,000	990,427
(Summerlin No. 151), 5s, 8/1/20	BB/P	340,000	307,635
(Summerlin No. 151), 5s, 8/1/19	BB/P	1,150,000	1,057,299
(Summerlin No. 151), 5s, 8/1/18	BB–/P	1,115,000	1,037,329
(Summerlin No. 151), 5s, 8/1/17	BB/P	1,320,000	1,238,252
(Summerlin No. 151), 5s, 8/1/25	BB/P	305,000	263,331
Clark Cnty., Indl. Dev. Rev. Bonds
(NV Pwr. Co.), Ser. C, 5 1/2s, 10/1/30	B	2,500,000	2,348,975
(Southwest Gas Corp. Project), Ser. C,
5.45s, 3/1/38	Baa3	5,350,000	5,607,656

MUNICIPAL BONDS AND NOTES (97.5%)* continued

	Rating**	Principal amount	Value

Nevada continued
Clark Cnty., Local Impt. Dist. Special
Assmt. Bonds (No. 142), 6.1s, 8/1/18	BB–/P	$1,475,000	$1,493,482
Henderson, Local Impt. Dist. Special
Assmt. Bonds
(No. T-16), 5 1/8s, 3/1/25	BB/P	490,000	387,311
(No. T-16), 5.1s, 3/1/21	BB/P	1,215,000	1,009,252
(No. T-17), 5s, 9/1/25	BB–/P	815,000	678,276
(No. T-16), 5s, 3/1/20	BB/P	975,000	789,623
(No. T-18), 5s, 9/1/16	BB–/P	375,000	347,288
(No. T-18), 5s, 9/1/15	BB–/P	2,295,000	2,155,533
(No. T-18), 5s, 9/1/14	BB–/P	2,330,000	2,210,937
(No. T-16), 4.8s, 3/1/15	BB/P	1,750,000	1,566,863
Las Vegas, Local Impt. Board Special Assmt.
(Special Impt. Dist. No. 607), 6s, 6/1/19	BB–/P	980,000	941,045
(Dist. No. 607), 5.9s, 6/1/18	BB–/P	195,000	187,695
(Dist. No. 607), 5.9s, 6/1/17	BB–/P	1,465,000	1,415,996
Las Vegas, Special Impt. Dist. Rev. Bonds
(No. 809 — Summerlin Area), 5.65s, 6/1/23	BB/P	795,000	760,394
			26,794,599

New Hampshire (2.3%)
NH Higher Edl. & Hlth. Fac. Auth. Rev.
Bonds (Rivermead at Peterborough),
5 3/4s, 7/1/28	BB/P	6,000,000	5,742,900
NH Hlth. & Ed. Fac. Auth. Rev. Bonds
(Huntington at Nashua), Ser. A,
6 7/8s, 5/1/33	BB–/P	2,400,000	2,503,848
NH Hlth. & Ed. Fac. Auth. Hosp. Rev. Bonds
(Catholic Med. Ctr.)
5s, 7/1/36	Baa1	1,650,000	1,543,262
5s, 7/1/32	Baa1	3,000,000	2,830,410
NH State Bus. Fin. Auth. Rev. Bonds
(Alice Peck Day Hlth. Syst.), Ser. A, 7s,
10/1/29 (Prerefunded)	BBB–/P	3,000,000	3,290,070
(Proctor Academy), Ser. A, 5.6s, 6/1/28	Baa3	3,550,000	3,562,709
NH State Bus. Fin. Auth. Poll. Control Rev.
Bonds (Pub. Svc. Co.), Ser. D, 6s, 5/1/21	Baa1	7,000,000	7,170,450
NH State Bus. Fin. Auth. Poll. Control &
Solid Waste Rev. Bonds (Crown Paper Co.),
7 3/4s, 1/1/22 (In default) †	D	8,275,222	828
NH State Hsg. Fin. Auth. Single Family
Rev. Bonds (Mtge. Acquisition), Ser. C,
5.85s, 1/1/35	Aa2	2,355,000	2,436,012
			29,080,489

MUNICIPAL BONDS AND NOTES (97.5%)* continued

	Rating**	Principal amount	Value

New Jersey (5.2%)
Burlington Cnty., Bridge Comm. Econ. Dev.
Rev. Bonds (The Evergreens), 5 5/8s, 1/1/38	BB+/P	$5,500,000	$5,135,240
NJ Econ. Dev. Auth. Rev. Bonds
(Newark Arpt. Marriot Hotel), 7s, 10/1/14	Ba1	9,200,000	9,226,680
(First Mtge. Presbyterian Home), Ser. A,
6 3/8s, 11/1/31	BB/P	500,000	504,095
(United Methodist Homes), Ser. A-1,
6 1/4s, 7/1/33	BB+	3,000,000	3,046,770
(First Mtge. Presbyterian Home), Ser. A,
6 1/4s, 11/1/20	BB/P	500,000	513,100
(First Mtge. Lions Gate), Ser. A,
5 7/8s, 1/1/37	B/P	800,000	751,936
(Cigarette Tax), 5 1/2s, 6/15/24	Baa2	12,000,000	11,581,440
NJ Econ. Dev. Auth. Retirement Cmnty. Rev.
Bonds (Seabrook Village, Inc.), 5 1/4s, 11/15/36	BB–/P	3,590,000	3,119,387
NJ Hlth. Care Fac. Fin. Auth. Rev. Bonds
(Gen. Hosp. Ctr.-Passaic Inc.), FSA, U.S.
Govt. Coll., 6 3/4s, 7/1/19 (Prerefunded)	Aaa	6,000,000	7,508,520
(South Jersey Hosp.), 6s, 7/1/12	A3	5,000,000	5,284,050
(St. Peters U. Hosp.), 5 3/4s, 7/1/37	Baa2	4,500,000	4,527,720
Tobacco Settlement Fin. Corp. Rev. Bonds
6 3/4s, 6/1/39 (Prerefunded)	Aaa	2,000,000	2,386,920
6 1/4s, 6/1/43 (Prerefunded)	Aaa	1,535,000	1,794,262
6s, 6/1/37 (Prerefunded)	Aaa	6,260,000	7,102,596
Ser. 1A, 5s, 6/1/29	BBB	3,100,000	2,763,743
			65,246,459

New Mexico (0.9%)
Farmington, Poll. Control Rev. Bonds
(Tucson Elec. Pwr. Co. San Juan), Ser. A,
6.95s, 10/1/20	Baa3	5,500,000	5,624,135
(San Juan), Ser. B, 4 7/8s, 4/1/33	Baa2	1,450,000	1,297,431
NM Mtge. Fin. Auth. Rev. Bonds (Single
Fam. Mtge.)
Ser. B-2, GNMA Coll., FNMA Coll.,
FHLMC Coll., 6.1s, 7/1/29	AAA	515,000	525,099
Ser. C, GNMA Coll., FNMA Coll.,
FHLMC Coll., 5.85s, 1/1/37	AAA	1,090,000	1,160,370
Ser. C, GNMA Coll., FNMA Coll.,
FHLMC Coll., 5.82s, 9/1/33	AAA	1,405,000	1,457,027
Ser. D-2, GNMA Coll., FNMA Coll.,
FHLMC Coll., 5.64s, 9/1/33	AAA	1,730,000	1,761,261
			11,825,323

New York (6.0%)
Albany, Indl. Dev. Agcy. Rev. Bonds
(Charitable Leadership), Ser. A,
5 3/4s, 7/1/26	Ba2	2,000,000	1,990,900
Huntington, Hsg. Auth. Rev. Bonds (Gurwin
Jewish Sr. Residence), Ser. A, 6s, 5/1/39	B+/P	1,250,000	1,181,038

MUNICIPAL BONDS AND NOTES (97.5%)* continued

	Rating**	Principal amount	Value

New York continued
Niagara Cnty., Indl. Dev. Agcy. Mandatory
Put Bonds
(Solid Waste Disp.), Ser. C,
5 5/8s, 11/15/14	Baa2	$450,000	$457,884
(Solid Waste Disp.), Ser. A,
5.45s, 11/15/12	Baa2	1,500,000	1,525,695
NY City, Indl. Dev. Agcy. Rev. Bonds
(Liberty-7 World Trade Ctr.), Ser. B,
6 3/4s, 3/1/15	B–/P	2,300,000	2,408,077
(Liberty-7 World Trade Ctr.), Ser. A,
6 1/4s, 3/1/15	B–/P	4,375,000	4,546,325
(Brooklyn Navy Yard Cogen. Partners),
5.65s, 10/1/28	BBB–	3,250,000	3,206,873
NY City, Indl. Dev. Agcy. Civic Fac.
Rev. Bonds
(Staten Island U. Hosp.), Ser. A,
6 3/8s, 7/1/31	B2	625,000	632,706
(Brooklyn Polytech. U. Project J), 6 1/8s,
11/1/30 (Prerefunded)	AAA	500,000	554,735
NY City, Indl. Dev. Agcy. Special Fac.
Rev. Bonds
(American Airlines — JFK Intl. Arpt.),
8s, 8/1/28	B	1,500,000	1,652,700
(American Airlines — JFK Intl. Arpt.),
7 1/2s, 8/1/16	B	17,690,000	18,731,057
(American Airlines — JFK Intl. Arpt.),
7 1/8s, 8/1/11	B	4,500,000	4,569,885
(British Airways PLC), 5 1/4s, 12/1/32	Ba1	2,325,000	1,951,535
(Jetblue Airways Corp.), 5s, 5/15/20	B	675,000	575,370
NY City, State Dorm. Auth. Lease Rev.
Bonds (Court Fac.), 6s, 5/15/39 (Prerefunded)	AA–	2,800,000	3,059,672
NY State Dorm. Auth. Rev. Bonds (NY U.
Hosp. Ctr.), Ser. A, 5s, 7/1/20	Ba2	1,500,000	1,512,225
NY State Dorm. Auth. Non-State Supported
Debt Rev. Bonds (NYU Hosp. Ctr.), Ser. B,
5 1/4s, 7/1/24	Ba2	2,155,000	2,155,216
NY State Energy Research & Dev. Auth. Gas
Fac. Rev. Bonds (Brooklyn Union Gas),
6.952s, 7/1/26	A+	1,800,000	1,832,058
Oneida Cnty., Indl. Dev. Agcy. Rev. Bonds
(St. Elizabeth Med.), Ser. A, 5 7/8s, 12/1/29	BB+/P	1,500,000	1,488,015
Onondaga Cnty., Indl. Dev. Agcy. Rev.
Bonds (Solvay Paperboard, LLC), 7s,
11/1/30 (acquired 12/9/98, cost $8,900,000) ‡	BB/P	8,900,000	9,039,908
Port Auth. NY & NJ Rev. Bonds (Kennedy
Intl. Arpt. — 4th Installment), 6 3/4s, 10/1/11	BB+/P	2,500,000	2,531,525
Suffolk Cnty., Indl. Dev. Agcy. Rev. Bonds
(Peconic Landings), Ser. A, 8s, 10/1/20	BB–/P	4,000,000	4,281,960

MUNICIPAL BONDS AND NOTES (97.5%)* continued

	Rating**	Principal amount	Value

New York continued
Suffolk Cnty., Indl. Dev. Agcy. Civic Fac.
Rev. Bonds
(Southampton Hosp. Assn.), Ser. B,
7 5/8s, 1/1/30	B-/P	$3,665,000	$3,821,789
(Gurwin Jewish-Phase II), 6.7s, 5/1/39	B+/P	1,000,000	1,026,570
Yonkers, Indl. Dev. Agcy. Civic Fac. Rev.
Bonds (St. John’s Riverside Hosp.),
Ser. A, 7 1/8s, 7/1/31	B-	500,000	506,430
			75,240,148

North Carolina (1.9%)
NC Eastern Muni. Pwr. Agcy. Syst. Rev.
Bonds, Ser. C
5 3/8s, 1/1/17	Baa1	7,500,000	7,951,500
5 3/8s, 1/1/16	Baa1	1,000,000	1,064,780
5.3s, 1/1/15	Baa1	2,000,000	2,132,120
NC Hsg. Fin. Agcy. FRN (Homeownership),
Ser. 26, Class A, 5 1/2s, 1/1/38	Aa2	1,000,000	1,052,980
NC Med. Care Cmnty. Hlth. Care Fac. Rev.
Bonds (First Mtge. — Presbyterian Homes),
5 3/8s, 10/1/22	BB/P	4,250,000	4,259,860
NC Med. Care Comm. Retirement Fac.
Rev. Bonds
(First Mtge. Givens Estates), Ser. A,
6 1/2s, 7/1/32 (Prerefunded)	BB–/P	4,500,000	5,316,210
(First Mtge. United Methodist), Ser. C,
5 1/2s, 10/1/32	BB+/P	2,000,000	1,867,100
(First Mtge. United Methodist), Ser. C,
5 1/4s, 10/1/24	BB+/P	200,000	190,180
			23,834,730

North Dakota (0.1%)
ND State Hsg. Fin. Agcy. Rev. Bonds (Home
Mtge.), Ser. D, 5.95s, 7/1/19	Aa1	895,000	923,577

Ohio (2.9%)
Buckeye, Tobacco Settlement Fin. Auth.
Rev. Bonds
Ser. A-2, 5 3/4s, 6/1/34	BBB	20,300,000	19,552,757
Ser. A-2, 5 1/8s, 6/1/24	BBB	950,000	916,826
Ser. A-3, zero %, stepped coupon (6.25s,
12/1/12) 6/1/37 ††	BBB	13,800,000	10,280,448
Coshocton Cnty., Env. 144A Rev. Bonds
(Smurfit-Stone Container Corp.),
5 1/8s, 8/1/13	CCC+	1,600,000	1,552,016
OH State Env. Impt. Rev. Bonds
(USX Corp.), 5 5/8s, 5/1/29	Baa1	750,000	771,923

MUNICIPAL BONDS AND NOTES (97.5%)* continued

	Rating**	Principal amount	Value

Ohio continued
OH State Wtr. Dev. Auth. Solid Waste Disp.
Rev. Bonds
(Bay Shore Power Co.), Ser. A,
5 7/8s, 9/1/20	BB+/P	$1,100,000	$1,107,887
(Allied Waste N.A. Inc.), Ser. A,
5.15s, 7/15/15	B+	2,600,000	2,482,272
			36,664,129

Oklahoma (0.9%)
OK Dev. Fin. Auth. Rev. Bonds (Hillcrest
Hlth. Care Syst.), Ser. A, U.S. Govt.
Coll., 5 5/8s, 8/15/29 (Prerefunded)	Aaa	3,075,000	3,261,622
OK Hsg. Fin. Agcy. Single Fam. Rev. Bonds
(Homeowner Loan), Ser. D-2, GNMA Coll.,
FNMA Coll., 7.1s, 9/1/26	Aaa	555,000	559,124
(Homeownership Loan), Ser. C-2, GNMA
Coll., FNMA Coll., 5.7s, 9/1/35	Aaa	1,550,000	1,638,614
(Homeownership Loan), Ser. B, 5.35s, 3/1/35	Aaa	1,890,000	1,959,382
Tulsa, Muni. Arpt. Trust Rev. Bonds,
Ser. B, 5.65s, 12/1/35	B	4,250,000	4,232,023
			11,650,765

Oregon (1.0%)
Multnomah Cnty., Hosp. Fac. Auth. Rev.
Bonds (Terwilliger Plaza), 6 1/2s, 12/1/29	BB–/P	8,700,000	8,780,736
OR State G.O. Bonds (Veterans Welfare),
Ser. 81, 5 1/4s, 10/1/42	Aa2	2,000,000	2,017,040
OR State Hsg. & Cmnty. Svcs. Dept. Rev.
Bonds (Single Fam. Mtge.), Ser. B,
5 3/8s, 7/1/34	Aa2	1,647,000	1,701,302
			12,499,078

Pennsylvania (5.2%)
Allegheny Cnty., Hosp. Dev. Auth.
Rev. Bonds
(Hlth. Syst.), Ser. B, 9 1/4s, 11/15/15
(Prerefunded)	AAA	5,985,000	7,027,647
(Hlth. Syst.-West PA), Ser. A,
5 3/8s, 11/15/40	Ba2	8,430,000	7,374,395
Allegheny Cnty., Indl. Dev. Auth.
Rev. Bonds
(Env. Impt.), 5 1/2s, 11/1/16	Baa3	4,055,000	4,196,803
(Env. Impt. USX Corp.), 4 3/4s, 12/1/32	BBB+	1,000,000	1,050,810
Bucks Cnty., Indl. Dev. Auth. Retirement
Cmnty. Rev. Bonds (Ann’s Choice, Inc.),
Ser. A
6 1/8s, 1/1/25	BB/P	3,840,000	3,825,715
5.1s, 1/1/12	BB/P	600,000	601,446

MUNICIPAL BONDS AND NOTES (97.5%)* continued

	Rating**	Principal amount	Value

Pennsylvania continued
Carbon Cnty., Indl. Dev. Auth. Rev. Bonds
(Panther Creek Partners), 6.65s, 5/1/10	BBB–	$6,255,000	$6,403,494
Chester Cnty., Hlth. & Ed. Fac. Auth. Rev.
Bonds (Jenners Pond, Inc.)
7 5/8s, 7/1/34 (Prerefunded)	BB–/P	1,700,000	2,057,476
7 1/4s, 7/1/24 (Prerefunded)	BB–/P	1,725,000	2,061,185
Chester Cnty., Indl. Dev. Auth. VRDN
(Archdiocese Philadelphia), 2.05s, 7/1/31	VMIG1	500,000	500,000
Lancaster Cnty., Hosp. Auth. Rev. Bonds
(Brethren Village), Ser. A, 6 1/2s, 7/1/40	BB–/P	1,000,000	993,230
(Brethren Village), Ser. A, 6 3/8s, 7/1/30	BB–/P	375,000	375,893
(Gen. Hosp.), 5 1/2s, 3/15/26 (Prerefunded)	AA–	1,500,000	1,703,895
Lebanon Cnty., Hlth. Facs. Rev. Bonds
(Pleasant View Retirement), Ser. A,
5 1/8s, 12/15/20	BB–/P	1,000,000	953,270
Monroe Cnty., Hosp. Auth. Rev. Bonds
(Pocono Med. Ctr.), 5 1/4s, 1/1/43	BBB+	3,000,000	2,838,300
Montgomery Cnty., Indl. Auth. Resource
Recvy. Rev. Bonds (Whitemarsh Cont Care),
6 1/4s, 2/1/35	B–/P	2,400,000	2,363,088
New Morgan, Indl. Dev. Auth. Solid Waste
Disp. Rev. Bonds (New Morgan
Landfill Co., Inc.), 6 1/2s, 4/1/19	BB–	1,750,000	1,751,400
PA Econ. Dev. Fin. Auth. Exempt Fac. Rev.
Bonds (Reliant Energy), Ser. B, 6 3/4s, 12/1/36	B2	3,600,000	3,701,844
PA State Econ. Dev. Fin. Auth. Resource
Recvy. Rev. Bonds (Northampton Generating),
Ser. A, 6 1/2s, 1/1/13	B+	3,000,000	3,010,740
PA State Higher Edl. Fac. Auth. Rev. Bonds
(Widener U.), 5.4s, 7/15/36	BBB+	1,500,000	1,510,485
PA State Pub. School Bldg. Auth. Rev.
Bonds (Wattsburg Area School), MBIA,
zero %, 5/15/27	Aaa	2,150,000	829,793
Philadelphia, Hosp. & Higher Ed. Fac.
(Graduate Hlth. Syst. Oblig. Group)
Auth. Rev. Bonds, 7 1/4s, 7/1/18
(In default) †	D/P	5,530,591	553
(Graduate Hlth. Syst.), Ser. B, 6 1/4s,
7/1/13 (In default) †	D/P	543,013	54
Scranton, G.O. Bonds, Ser. C
7.1s, 9/1/31 (Prerefunded)	AAA/P	3,060,000	3,527,905
7s, 9/1/22 (Prerefunded)	AAA/P	1,000,000	1,149,520
WA Cnty., G.O. Bonds, Ser. A, MBIA,
zero %, 9/1/31	Aaa	1,500,000	453,465
Washington Cnty., Indl. Dev. Auth. Hlth.
Care Fac. Rev. Bonds (First Mtge.
AHF/Central), 7 3/4s, 1/1/29	B–/P	1,245,000	1,390,827

MUNICIPAL BONDS AND NOTES (97.5%)* continued

	Rating**	Principal amount	Value

Pennsylvania continued
West Shore, Area Hosp. Auth. Rev. Bonds
(Holy Spirit Hosp.), 6 1/4s, 1/1/32	BBB	$2,000,000	$2,040,700
York Cnty., Indl. Dev. Auth. Rev. Bonds
(PSEG Power, LLC), Ser. A, 5 1/2s, 9/1/20	Baa1	2,000,000	2,078,920
			65,772,853

Puerto Rico (1.6%)
Cmnwlth. of PR, G.O. Bonds, Ser. A
5 1/2s, 7/1/18	Baa3	1,000,000	1,098,900
5s, 7/1/25	Baa3	7,000,000	7,010,080
PR Indl. Tourist Edl. Med. & Env. Control
Fac. Rev. Bonds (Cogen. Fac.-AES),
6 5/8s, 6/1/26	Baa3	7,400,000	7,799,156
PR Sales Tax Fin. Corp. Rev. Bonds,
Ser. A, FGIC, zero %, 8/1/41	Aaa	30,000,000	4,891,200
			20,799,336

Rhode Island (0.2%)
Tobacco Settlement Fin. Corp. Rev. Bonds,
Ser. A
6 1/4s, 6/1/42	BBB	1,310,000	1,315,751
6 1/8s, 6/1/32	BBB	1,465,000	1,474,493
			2,790,244

South Carolina (3.6%)
Piedmont, Muni. Elec. Pwr. Agcy. Rev. Bonds
Ser. A, FGIC, 6 1/2s, 1/1/16 (Prerefunded)	Aaa	3,080,000	3,799,396
Ser. A, FGIC, 6 1/2s, 1/1/16 (Prerefunded)	Aaa	630,000	761,450
(Unrefunded Balance 2004), Ser. A, FGIC,
6 1/2s, 1/1/16	Aaa	2,410,000	2,905,448
SC Hosp. Auth. Rev. Bonds (Med. U.),
Ser. A, 6 1/2s, 8/15/32 (Prerefunded)	AAA	5,750,000	6,680,638
SC Hsg. Fin. & Dev. Auth. Mtge. Rev.
Bonds, Ser. A-2, AMBAC, 5s, 7/1/35	Aaa	2,405,000	2,460,652
SC Jobs Econ. Dev. Auth. Hosp. Fac.
Rev. Bonds
(Palmetto Hlth.), Ser. A, 7 3/8s,
12/15/21 (Prerefunded)	BBB+/P	3,800,000	4,381,362
(Palmetto Hlth.), Ser. C, 6 3/8s, 8/1/34
(Prerefunded)	Baa1	2,670,000	3,136,182
(Palmetto Hlth.), Ser. C, 6 3/8s, 8/1/34
(Prerefunded)	Baa1	330,000	387,618
(Palmetto Hlth.), Ser. C, 6s, 8/1/20
(Prerefunded)	Baa1	4,450,000	5,142,910
(Palmetto Hlth.), Ser. C, 6s, 8/1/20
(Prerefunded)	Baa1	550,000	635,641

MUNICIPAL BONDS AND NOTES (97.5%)* continued

	Rating**	Principal amount	Value

South Carolina continued
SC Tobacco Settlement Rev. Mgmt. Auth.
Rev. Bonds, Ser. B
6 3/8s, 5/15/30	BBB	$9,000,000	$9,154,980
6 3/8s, 5/15/28	BBB	6,000,000	6,092,100
			45,538,377

South Dakota (0.4%)
SD Edl. Enhancement Funding Corp. SD
Tobacco Rev. Bonds, Ser. B, 6 1/2s, 6/1/32	BBB	3,615,000	3,682,745
SD State Hlth. & Edl. Fac. Auth. Rev.
Bonds (Sioux Valley Hosp. & Hlth. Syst.),
Ser. A, 5 1/2s, 11/1/31	AA–	1,230,000	1,262,595
			4,945,340

Tennessee (2.7%)
Elizabethton, Hlth. & Edl. Fac. Board Rev.
Bonds (Hosp. Ref. & Impt.), Ser. B,
8s, 7/1/33	Baa1	4,000,000	4,966,280
Johnson City, Hlth. & Edl. Fac. Board
Hosp. Rev. Bonds
(First Mtge. Mountain States Hlth.),
Ser. A, 7 1/2s, 7/1/33	Baa1	6,500,000	7,951,580
(Mountain States Hlth.), Ser. A,
7 1/2s, 7/1/25	Baa1	3,000,000	3,669,960
(Mountain States Hlth.), Ser. A,
5 1/2s, 7/1/36	Baa1	7,000,000	6,871,340
Memphis-Shelby Cnty., Arpt. Auth. Rev.
Bonds (Federal Express Corp.),
5.05s, 9/1/12	Baa2	500,000	524,065
TN Energy Acquisition Corp. Gas Rev. Bonds
Ser. A, 5 1/4s, 9/1/22	Aa3	1,000,000	1,022,490
Ser. C, 5s, 2/1/20	Aa3	9,000,000	9,154,350
			34,160,065

Texas (5.3%)
Abilene, Hlth. Fac. Dev. Corp. Rev. Bonds
(Sears Methodist Retirement), Ser. A
7s, 11/15/33	BB–/P	2,500,000	2,596,400
5.9s, 11/15/25	BB–/P	6,850,000	6,730,947
Bexar Cnty., Hsg. Fin. Auth. Corp. Rev.
Bonds (American Opty-Waterford), Ser. A1,
7s, 12/1/36	Baa2	4,500,000	4,708,890
Brazos River, Auth. Poll. Control Rev.
Bonds (TXU Energy Co., LLC), 5s, 3/1/41	Caa1	1,000,000	745,610
Cedar Hill, Indpt. School Dist. G.O. Bonds
(School Impt.), FGIC, zero %, 8/15/31	Aaa	6,045,000	1,810,719
Crawford Ed. Fac. Rev. Bonds (U. St.
Thomas), 5 3/8s, 10/1/27	BBB+	3,985,000	4,014,848
Fort Worth, Higher Ed. Fin. Corp. Rev.
Bonds (Wesleyan U.), Ser. A, 6s, 10/1/12	Ba2	1,720,000	1,722,460

MUNICIPAL BONDS AND NOTES (97.5%)* continued

	Rating**	Principal amount	Value

Texas continued
Houston, Arpt. Syst. Rev. Bonds
(Special Fac. — Continental
Airlines, Inc.), Ser. E, 6 3/4s, 7/1/21	B3	$7,400,000	$7,483,398
(Continental Airlines, Inc.), Ser. C,
5.7s, 7/15/29	B3	3,000,000	2,664,180
Houston, Wtr. & Swr. Syst. Rev. Bonds,
Ser. A, FSA, zero %, 12/1/27 (Prerefunded)	Aaa	1,520,000	600,552
Lufkin, Hlth. Fac. Dev. Corp. Hlth. Syst.
Rev. Bonds (Memorial Hlth. Syst. of East TX)
5 1/2s, 2/15/32	BBB+	1,500,000	1,468,665
5 1/4s, 2/15/27	BBB+	625,000	606,700
Mission, Econ. Dev. Corp. Solid Waste
Disp. Rev. Bonds (Allied Waste
N.A. Inc.), Ser. A, 5.2s, 4/1/18	B+	3,000,000	2,765,520
Richardson, Indpt. School Dist. G.O.
Bonds, PSFG, zero %, 2/15/20	Aaa	3,700,000	2,252,264
Round Rock, Hotel Occupancy Tax Rev. Bonds
(Convention Ctr. Complex), 5.85s, 12/1/24
(Prerefunded)	BBB/P	5,265,000	5,605,224
Sam Rayburn Muni. Pwr. Agcy. Rev. Bonds,
6s, 10/1/21	Baa2	8,000,000	8,395,680
San Antonio, Arpt. Syst. Rev. Bonds, FSA,
5 1/4s, 7/1/32	Aaa	1,415,000	1,451,903
Tarrant Cnty., Cultural Ed. Fac.
Fin. Corp. Rev. Bonds (Northwest Sr. Hsg.
Edgemere), Ser. A, 5 3/4s, 11/15/16	BB–/P	775,000	783,967
Tomball, Hosp. Auth. Rev. Bonds (Tomball
Regl. Hosp.), 6s, 7/1/25	Baa3	4,945,000	5,003,747
TX Muni. Gas Acquisition & Supply Corp. I
Rev. Bonds, Ser. A, 5 1/4s, 12/15/26	A1	5,000,000	4,888,450
TX State Tpk. Auth. Central TX Rev. Bonds,
Ser. A, AMBAC, zero %, 8/15/26	Aaa	1,150,000	459,759
			66,759,883

Utah (0.4%)
Carbon Cnty., Solid Waste Disp. Rev. Bonds
(Laidlaw Env.), Ser. A
7 1/2s, 2/1/10	BB–	1,000,000	1,009,930
7.45s, 7/1/17	BB–/P	600,000	618,696
Tooele Cnty., Harbor & Term. Dist. Port
Fac. Rev. Bonds (Union Pacific), Ser. A,
5.7s, 11/1/26	Baa2	3,000,000	3,035,610
			4,664,236

Vermont (0.2%)
VT Hsg. Fin. Agcy. Rev. Bonds
Ser. 22, FSA, 5s, 11/1/34	Aaa	805,000	816,528
(Single Fam.), Ser. 23, FSA, 5s, 5/1/34	Aaa	1,200,000	1,251,264
			2,067,792

MUNICIPAL BONDS AND NOTES (97.5%)* continued

	Rating**	Principal amount	Value

Virginia (2.6%)
Albemarle Cnty., Indl. Dev. Auth. Res.
Care Fac. Rev. Bonds (Westminster-
Canterbury), 5s, 1/1/31	B+/P	$1,100,000	$954,096
Henrico Cnty., Econ. Dev. Auth. Rev. Bonds
(United Methodist), Ser. A, 6 1/2s, 6/1/22	BB+/P	3,000,000	3,089,340
Henrico Cnty., Econ. Dev. Auth. Res. Care
Fac. Rev. Bonds (United Methodist), Ser. A
6.7s, 6/1/27	BB+/P	3,860,000	3,962,599
6.7s, 6/1/27 (Prerefunded)	BB+/P	1,390,000	1,613,470
Hopewell, Indl. Dev. Auth. Env. Impt. Rev.
Bonds (Smurfit-Stone Container Corp.),
5 1/4s, 6/1/15	CCC+	2,000,000	1,923,420
James Cnty., Indl. Dev. Auth. Rev. Bonds
(Williamsburg), Ser. A, 6 1/8s, 3/1/32	BB–/P	2,500,000	2,516,600
Peninsula Ports Auth. Rev. Bonds (VA
Baptist Homes), Ser. A, 7 3/8s, 12/1/32
(Prerefunded)	AAA	4,000,000	4,949,960
Suffolk, Redev. & Hsg. Auth. Rev. Bonds
(Beach-Oxford Apts.)
6 1/4s, 10/1/33 (acquired 8/18/98,
cost $5,510,000) ‡	BB–/P	5,510,000	5,515,400
6.1s, 4/1/26 (acquired 8/18/98,
cost $5,000,000) ‡	BB–/P	5,000,000	5,009,600
Winchester, Indl. Dev. Auth. Res. Care
Fac. Rev. Bonds (Westminster-Canterbury),
Ser. A
5.3s, 1/1/35	BB/P	2,000,000	1,831,500
5.2s, 1/1/27	BB/P	1,300,000	1,209,663
			32,575,648

Washington (2.6%)
Skagit Cnty., Pub. Hosp. Rev. Bonds (Dist.
No. 001, Skagit Valley Hosp.)
5 3/4s, 12/1/32	Baa2	2,000,000	1,997,180
5 5/8s, 12/1/25	Baa2	1,330,000	1,331,569
Tobacco Settlement Auth. of WA Rev. Bonds
6 5/8s, 6/1/32	BBB	6,250,000	6,413,625
6 1/2s, 6/1/26	BBB	10,640,000	11,129,121
WA State G.O. Bonds, Ser. E, XLCA
zero %, 12/1/26	Aaa	2,340,000	928,793
zero %, 12/1/25	Aaa	1,855,000	782,791
WA State Hlth. Care Fac. Auth. Rev. Bonds,
Ser. C, Radian Insd., 5 3/8s, 8/15/28	AA	1,500,000	1,504,965
WA State Hsg. Fin. Comm. Rev. Bonds
(Single Fam.), Ser. 3A, GNMA Coll., FNMA
Coll., 4.15s, 12/1/25	Aaa	2,345,000	2,362,236
WA State Pub. Pwr. Supply Syst. Rev. Bonds
(Nuclear No. 3), Ser. B, MBIA, 7 1/8s, 7/1/16	Aaa	5,000,000	6,280,750
			32,731,030

MUNICIPAL BONDS AND NOTES (97.5%)* continued

	Rating**	Principal amount	Value

West Virginia (1.3%)
Mason Cnty., Poll. Control FRB
(Appalachian Pwr. Co. Project), Ser. L,
5 1/2s, 10/1/22	Baa2	$3,475,000	$3,547,245
Pleasants Cnty., Poll. Control Rev. Bonds
(Allegheny), Ser. F, 5 1/4s, 10/15/37	Baa2	4,500,000	4,348,665
Princeton, Hosp. Rev. Bonds (Cmnty. Hosp.
Assn., Inc.), 6.1s, 5/1/29	B2	4,525,000	4,445,270
WV State G.O. Bonds, Ser. D, FGIC, 6 1/2s,
11/1/26 (Prerefunded)	Aaa	3,600,000	4,572,792
			16,913,972

Wisconsin (1.5%)
Badger, Tobacco Settlement Asset
Securitization Corp. Rev. Bonds
7s, 6/1/28	BBB	2,280,000	2,400,794
6 3/8s, 6/1/32	BBB	13,250,000	13,689,370
WI State Hlth. & Edl. Fac. Auth. Rev.
Bonds (Wheaton Franciscan Svcs.),
5 1/8s, 8/15/33	A-	2,500,000	2,252,275
			18,342,439

Wyoming (0.4%)
Gillette, Poll. Control VRDN, 2.07s, 1/1/18	P–1	1,000,000	1,000,000
Sweetwater Cnty., Poll. Control VRDN
(Pacificorp.), Ser. B, 1.9s, 1/1/14	P–1	600,000	600,000
Sweetwater Cnty., Solid Waste Disp. Rev.
Bonds (FMC Corp.), 5.6s, 12/1/35	BBB	3,000,000	2,849,943
			4,449,943

Total municipal bonds and notes (cost $1,200,888,053)			$1,229,846,454

PREFERRED STOCKS (1.6%)*

		Shares	Value

Charter Mac. Equity Trust 144A Ser. A, 6.625% cum. pfd. 6/30/09		2,000,000	$2,097,100
GMAC Muni. Mtge. Trust 144A Ser. A1-3, 5.3%,
cum. pfd. 10/31/39		3,500,000	3,677,870
MuniMae Tax Exempt Bond Subsidiary, LLC 144A Ser. B,
7 3/4% cum. pfd. 6/30/50		6,000,000	6,597,300
MuniMae Tax Exempt Bond Subsidiary, LLC 144A Ser. A,
6.875% cum. pfd. 6/30/40		6,000,000	6,279,600
MuniMae Tax Exempt Bond Subsidiary, LLC Ser. A-2, 4.9%,
cum pfd. 6/30/49		2,000,000	2,068,680

Total preferred stocks (cost $19,500,000)			$20,720,550

COMMON STOCKS (—%)* (cost $9,057,285)

	Shares	Value

Tembec, Inc. (Canada) †	184,103	$91,703

TOTAL INVESTMENTS

Total investments (cost $1,229,445,338)		$1,250,658,707

* Percentages indicated are based on net assets of $1,260,981,552.

** The Moody’s or Standard & Poor’s ratings indicated are believed to be the most recent ratings available at January 31, 2008 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at January 31, 2008. Securities rated by Putnam are indicated by “/P.” Securities rated by Fitch are indicated by “/F.” Security ratings are defined in the Statement of Additional Information.

† Non-income-producing security.

†† The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

‡ Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at January 31, 2008 was $19,564,908 or 1.6% of net assets.

(F) Is valued at fair value following procedures approved by the Trustees.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The rates shown on VRDN, Mandatory Put Bonds, FRB and FRN are the current interest rates at January 31, 2008.

The dates shown on Mandatory Put Bonds are the next mandatory put dates.

The dates shown on debt obligations other than Mandatory Put Bonds are the original maturity dates.

The fund had the following sector concentrations greater than 10% at January 31, 2008 (as a percentage of net assets):

Health care           38.7%
Tobacco               10.2

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 1/31/08 (Unaudited)

		Fixed payments	Total return	Unrealized
Swap counterparty /	Termination	received (paid) by	received by	appreciation/
Notional amount	date	fund per annum	or paid by fund	(depreciation)

Goldman Sachs International
$ 8,000,000	2/28/08	—	4.147% minus	$ 576,888
Municipal Market
Data Index AAA
municipal yields
10 Year rate

Lehman Brothers Special Financing, Inc.
50,000,000	3/10/08	—	4.17% minus	(438,000)
Municipal Market
Data Index AAA
municipal yields
10 Year rate

8,000,000	2/29/08	—	4.27% minus	485,842
Lehman Brothers
Municipal Swap
Index

Total				$ 624,730

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 1/31/08 (Unaudited)

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $1,229,445,338)	$1,250,658,707

Interest and other receivables	16,894,267

Receivable for shares of the fund sold	508,748

Receivable for securities sold	9,876,594

Receivable from Manager (Note 2)	126,040

Unrealized appreciation on swap contracts (Note 1)	1,062,730

Receivable for variation margin (Note 1)	398,966

Total assets	1,279,526,052

LIABILITIES

Payable to custodian (Note 2)	10,055,098

Distributions payable to shareholders	1,936,789

Payable for securities purchased	2,090,271

Payable for shares of the fund repurchased	2,196,090

Payable for compensation of Manager (Note 2)	1,063,975

Payable for investor servicing (Note 2)	52,586

Payable for Trustee compensation and expenses (Note 2)	300,090

Payable for administrative services (Note 2)	2,266

Payable for distribution fees (Note 2)	295,311

Unrealized depreciation on swap contracts (Note 1)	438,000

Other accrued expenses	114,024

Total liabilities	18,544,500

Net assets	$1,260,981,552

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$1,406,796,059

Undistributed net investment income (Note 1)	5,248,737

Accumulated net realized loss on investments (Note 1)	(172,901,343)

Net unrealized appreciation of investments	21,838,099

Total — Representing net assets applicable to capital shares outstanding	$1,260,981,552

(Continued on next page)

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($1,151,327,159 divided by 91,270,405 shares)	$12.61

Offering price per class A share
(100/96.00 of $12.61)*	$13.14

Net asset value and offering price per class B share
($81,168,593 divided by 6,424,429 shares)**	$12.63

Net asset value and offering price per class C share
($18,868,480 divided by 1,494,927 shares)**	$12.62

Net asset value and redemption price per class M share
($9,564,091 divided by 758,288 shares)	$12.61

Offering price per class M share
(100/96.75 of $12.61)***	$13.03

Net asset value and offering price per class Y share
($53,229 divided by 4,220 shares)	$12.61

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge. \

*** On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations Six months ended 1/31/08 (Unaudited)

INTEREST INCOME	$ 37,803,848

EXPENSES

Compensation of Manager (Note 2)	3,256,966

Investor servicing fees (Note 2)	442,489

Custodian fees (Note 2)	19,708

Trustee compensation and expenses (Note 2)	26,735

Administrative services (Note 2)	13,475

Distribution fees — Class A (Note 2)	1,302,895

Distribution fees — Class B (Note 2)	391,310

Distribution fees — Class C (Note 2)	95,830

Distribution fees — Class M (Note 2)	24,762

Other	160,392

Non-recurring costs (Notes 2 and 5)	2,221

Costs assumed by Manager (Notes 2 and 5)	(2,221)

Fees waived and reimbursed by Manager (Note 2)	(7,210)

Total expenses	5,727,352

Expense reduction (Note 2)	(182,949)

Net expenses	5,544,403

Net investment income	32,259,445

Net realized loss on investments (Notes 1 and 3)	(9,500,781)

Net realized gain on swap contracts (Note 1)	256,371

Net realized gain on futures contracts (Note 1)	2,236,091

Net unrealized depreciation of investments, futures
contracts and swap contracts during the period	(21,272,579)

Net loss on investments	(28,280,898)

Net increase in net assets resulting from operations	$ 3,978,547

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

DECREASE IN NET ASSETS
	Six months ended	Year ended
	1/31/08*	7/31/07

Operations:
Net investment income	$ 32,259,445	$ 67,107,975

Net realized gain (loss) on investments
and foreign currency transactions	(7,008,319)	5,692,183

Net unrealized depreciation of investments	(21,272,579)	(12,613,497)

Net increase in net assets resulting from operations	3,978,547	60,186,661

Distributions to shareholders (Note 1):

From ordinary income

Taxable net investment income

Class A	(230,106)	(467,897)

Class B	(17,434)	(53,517)

Class C	(3,715)	(7,815)

Class M	(1,925)	(4,227)

From tax-exempt net investment income

Class A	(28,467,051)	(59,777,747)

Class B	(1,927,015)	(5,620,192)

Class C	(385,554)	(808,760)

Class M	(224,516)	(505,894)

Class Y	(167)	—

Redemption fees (Note 1)	1,403	—

Decrease from capital share transactions (Note 4)	(61,888,444)	(138,925,383)

Total decrease in net assets	(89,165,977)	(145,984,771)

NET ASSETS

Beginning of period	1,350,147,529	1,496,132,300

End of period (including undistributed net investment income
of $5,248,737 and $4,246,775, respectively)	$1,260,981,552	$1,350,147,529

* Unaudited

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:

			Net						Total			Ratio of net
	Net asset		realized and	Total	From			Net asset	return	Net	Ratio of	investment
	value,	Net	unrealized	from	net			value,	at net	assets,	expenses to	income (loss)	Portfolio
	beginning	investment	gain (loss) on	investment	investment	Total	Redemption	end	asset	end of period	average net	to average	turnover
Period ended	of period	income (loss)	investments	operations	income	distributions	fees	of period	value (%)(a)	(in thousands)	assets (%)(b)	net assets (%)	(%)

CLASS A
January 31, 2008**	$12.88	.30(c)	(.26)	.04	(.31)	(.31)	—(d)	$12.61	.32*	$1,151,327	.41(c) *	2.52(c) *	21.34*
July 31, 2007	12.95	.62(c)	(.07)	.55	(.62)	(.62)	—	12.88	4.26	1,216,301	.82(c)	4.72(c)	10.25
July 31, 2006	13.02	.62(c)	(.09)	.53	(.60)	(.60)	—(d)	12.95	4.21	1,293,442	.82(c)	4.73(c)	16.97
July 31, 2005	12.46	.60(c)	.57	1.17	(.61)	(.61)	—(d)	13.02	9.59	1,375,968	.85(c)	4.77(c)	21.33
July 31, 2004	12.31	.68(c)	.15	.83	(.68)	(.68)	—	12.46	6.87	798,737	.92(c)	5.43(c)	18.25
July 31, 2003	12.88	.74	(.57)	.17	(.74)	(.74)	—	12.31	1.34	1,000,769.91		5.83	28.90

CLASS B
January 31, 2008**	$12.90	.26(c)	(.26)	—(d)	(.27)	(.27)	—(d)	$12.63	.01*	$81,169	.73(c) *	2.20(c) *	21.34*
July 31, 2007	12.97	.54(c)	(.07)	.47	(.54)	(.54)	—	12.90	3.67	103,765	1.45(c)	4.09(c)	10.25
July 31, 2006	13.04	.53(c)	(.08)	.45	(.52)	(.52)	—(d)	12.97	3.60	169,789	1.45(c)	4.09(c)	16.97
July 31, 2005	12.48	.52(c)	.57	1.09	(.53)	(.53)	—(d)	13.04	8.82	242,213	1.49(c)	4.15(c)	21.33
July 31, 2004	12.33	.60(c)	.15	.75	(.60)	(.60)	—	12.48	6.16	180,830	1.57(c)	4.78(c)	18.25
July 31, 2003	12.90	.67	(.57)	.10	(.67)	(.67)	—	12.33	.82	222,970	1.43	5.32	28.90

CLASS C
January 31, 2008**	$12.88	.25(c)	(.25)	—(d)	(.26)	(.26)	—(d)	$12.62	.05*	$18,868	.80(c) *	2.13(c) *	21.34*
July 31, 2007	12.96	.52(c)	(.08)	.44	(.52)	(.52)	—	12.88	3.35	19,265	1.60(c)	3.95(c)	10.25
July 31, 2006	13.02	.51(c)	(.07)	.44	(.50)	(.50)	—(d)	12.96	3.44	21,381	1.60(c)	3.95(c)	16.97
July 31, 2005	12.47	.50(c)	.56	1.06	(.51)	(.51)	—(d)	13.02	8.64	23,054	1.64(c)	3.97(c)	21.33
July 31, 2004	12.31	.58(c)	.16	.74	(.58)	(.58)	—	12.47	6.11	10,600	1.72(c)	4.64(c)	18.25
July 31, 2003	12.89	.64	(.58)	.06	(.64)	(.64)	—	12.31	.45	12,028	1.71	5.02	28.90

CLASS M
January 31, 2008**	$12.88	.28(c)	(.26)	.02	(.29)	(.29)	—(d)	$12.61	.21*	$9,564	.55(c) *	2.37(c) *	21.34*
July 31, 2007	12.95	.58(c)	(.07)	.51	(.58)	(.58)	—	12.88	4.01	10,816	1.10(c)	4.44(c)	10.25
July 31, 2006	13.01	.58(c)	(.07)	.51	(.57)	(.57)	—(d)	12.95	3.97	11,521	1.10(c)	4.45(c)	16.97
July 31, 2005	12.46	.56(c)	.56	1.12	(.57)	(.57)	—(d)	13.01	9.17	12,567	1.14(c)	4.47(c)	21.33
July 31, 2004	12.31	.64(c)	.15	.79	(.64)	(.64)	—	12.46	6.56	6,985	1.22(c)	5.13(c)	18.25
July 31, 2003	12.89	.70	(.58)	.12	(.70)	(.70)	—	12.31	.96	10,429	1.21	5.54	28.90

CLASS Y
January 31, 2008 †**	$12.49	.04(c)	.14	.18	(.06)	(.06)	—(d)	$12.61	1.40*	$53	.05(c) *	.48(c) *	21.34*

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

58	59

Financial highlights (Continued)

* Not annualized.

** Unaudited.

† For the period January 2, 2008 (commencement of operations) to January 31, 2008.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

(c) Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage
of average
net assets

January 31, 2008	<0.01%

July 31, 2007	<0.01

July 31, 2006	<0.01

July 31, 2005	0.02

July 31, 2004	0.02

(d) Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 1/31/08 (Unaudited)

Note 1: Significant accounting policies

Putnam Tax-Free High Yield Fund (the “fund”) is a series of Putnam Tax Free Income Trust (the “trust”), a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified, open end management investment company. The fund pursues its objective of seeking high current income exempt from federal income tax by investing primarily in high-yielding, lower rated tax-exempt securities constituting a portfolio that Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, an indirect wholly-owned subsidiary of Putnam, LLC, believes does not involve undue risk to income or principal. The fund invests in higher yielding, lower rated bonds that may have a higher rate of default.

The fund offers class A, class B, class C, class M and class Y shares. The fund began offering class Y shares on January 2, 2008. Class A and class M shares are sold with a maximum front-end sales charge of 4.00% and 3.25%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. The expenses for class A, class B, class C, and class M shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, and class M shares, but do not bear a distribution fee. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs.

A 1.00% redemption fee may apply on any shares that are redeemed (either by selling or exchanging into another fund) within 7 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are generally valued on the basis of valuations provided by an independent pricing service approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Certain investments and derivatives are also valued at fair value following procedures approved by the

Trustees. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and does not reflect an actual market price, which may be different by a material amount.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price. Market quotations are not considered to be readily available for certain debt obligations; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Certain investments, including certain restricted securities and derivatives, are also valued at fair value  following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and does not reflect an actual market price, which may be different by a material amount.

B) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, any remaining premium is amortized to maturity.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns, owned or expects to purchase, or for other investment purposes. The fund may also write options on swaps or securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

D) Total return swap contracts The fund may enter into total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount. To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as a realized gains or loss. Certain total return swap contracts may include extended effective dates. Income related to these swap contracts is accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Total return swap contracts outstanding at period end, if any, are listed after the fund’s portfolio.

E) Interest rate swap contracts The fund may enter into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to manage the fund’s exposure to interest rates. Interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as a realized gains or loss. Certain interest rate swap contracts may include extended effective dates. Income related to these swap contracts is accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Interest rate swap contracts outstanding at period end, if any, are listed after the fund’s portfolio.

F) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At July 31, 2007, the fund had a capital loss carryover of $160,897,548 available to the extent allowed by the Code to offset future net capital gain, if any. The amount of the carryover and the expiration dates are:

Loss Carryover	Expiration

$ 8,579,409	July 31, 2008

1,682,906	July 31, 2009

1,466,587	July 31, 2010

24,697,987	July 31, 2011

87,799,907	July 31, 2012

36,670,752	July 31, 2013

The aggregate identified cost on a tax basis is $1,228,802,701, resulting in gross unrealized appreciation and depreciation of $59,254,475 and $37,398,469, respectively, or net unrealized appreciation of $21,856,006.

G) Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

H) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

Putnam Management is paid for management and investment advisory services monthly based on the average net assets of the fund. Such fee is based on the lesser of (i) an annual rate of 0.50% of the average net asset value of the fund or (ii) the following annual rates: 0.60% of the first $500 million of average net assets, 0.50% of the next $500 million, 0.45% of the next $500 million, 0.40% of the next $5 billion, 0.375% of the next $5 billion, 0.355% of the next $5 billion, and 0.34% of the next $5 billion and 0.33% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through June 30, 2009 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses. For the period ended January 31, 2008, Putnam Management waived $7,210 of its management fee from the fund.

For the period ended January 31, 2008, Putnam Management has assumed $2,221 of legal, shareholder servicing and communication, audit and Trustee fees incurred by the fund in connection with certain legal and regulatory matters (including those described in Note 5).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial services for the fund’s assets were provided by Putnam Fiduciary Trust Company (“PFTC”), an affiliate of Putnam Management, and by State Street Bank and Trust Company (“State Street”). Custody fees are based on the fund’s asset level, the number of its security holdings, transaction volumes and with respect to PFTC, certain fees related to the transition of assets to State Street. Putnam Investor Services, a division of PFTC, provided investor servicing agent functions to the fund. Putnam Investor Services received fees for investor servicing, subject to certain limitations, based on the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. During the period ended January 31, 2008, the fund incurred $453,378 for custody and investor servicing agent functions provided by PFTC.

The fund has entered into arrangements with PFTC and State Street whereby PFTC’s and State Street’s fees are reduced by credits allowed on cash balances. For the six months ended January 31, 2008, the fund’s expenses were reduced by $182,949 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $519, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings and industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to its class A, class B, class C and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at the annual rate of 0.85%, 1.00% and 0.50% of the average net assets for class B, class C and class M shares, respectively. For class A shares, the annual payment rate will equal the weighted average of (i) 0.20% on the net assets of the fund attributable to class A shares purchased and paid for prior to March 21, 2005 and (ii) 0.25% on all other net assets of the fund attributable to class A shares.

For the period ended January 31, 2008, Putnam Retail Management, acting as underwriter, received net commissions of $27,066 and $342 from the sale of class A and class M shares, respectively, and received $25,957 and $391 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares that were purchased without an initial sales charge as part of an investment of $1 million or more. For the period ended January 31, 2008, Putnam Retail Management, acting as underwriter, received $10,739 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the six months ended January 31, 2008, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $270,329,741 and $328,788,339, respectively. There were no purchases or sales of U.S. government securities.

Note 4: Capital shares

At January 31, 2008, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

CLASS A	Shares	Amount

Six months ended 1/31/08:

Shares sold	2,791,103	$ 35,343,684

Shares issued
in connection
with reinvestment
of distributions	1,478,883	18,696,675

	4,269,986	54,040,359

Shares
repurchased	(7,459,337)	(94,354,814)

Net decrease	(3,189,351)	$ (40,314,455)

Year ended 7/31/07:

Shares sold	6,632,710	$ 86,595,781

Shares issued
in connection
with reinvestment
of distributions	3,086,685	40,261,377

	9,719,395	126,857,158

Shares
repurchased	(15,122,711)	(197,245,378)

Net decrease	(5,403,316)	$ (70,388,220)

CLASS B	Shares	Amount

Six months ended 1/31/08:

Shares sold	70,147	$ 890,363

Shares issued
in connection
with reinvestment
of distributions	84,209	1,066,517

	154,356	1,956,880

Shares
repurchased	(1,775,935)	(22,545,210)

Net decrease	(1,621,579)	$(20,588,330)

Year ended 7/31/07:

Shares sold	290,410	$ 3,794,828

Shares issued
in connection
with reinvestment
of distributions	245,505	3,209,898

	535,915	7,004,726

Shares
repurchased	(5,577,970)	(72,874,862)

Net decrease	(5,042,055)	$(65,870,136)

CLASS C	Shares	Amount

Six months ended 1/31/08:

Shares sold	118,172	$ 1,495,543

Shares issued
in connection
with reinvestment
of distributions	17,345	219,386

	135,517	1,714,929

Shares
repurchased	(135,911)	(1,724,030)

Net decrease	(394)	$ (9,101)

Year ended 7/31/07:

Shares sold	174,636	$ 2,279,447

Shares issued
in connection
with reinvestment
of distributions	35,457	462,620

	210,093	2,742,067

Shares
repurchased	(364,717)	(4,764,262)

Net decrease	(154,624)	$(2,022,195)

CLASS M	Shares	Amount

Six months ended 1/31/08:

Shares sold	44,136	$ 556,866

Shares issued
in connection
with reinvestment
of distributions	12,841	162,332

	56,977	719,198

Shares
repurchased	(138,781)	(1,748,803)

Net decrease	(81,804)	$(1,029,605)

Year ended 7/31/07:

Shares sold	33,258	$ 433,262

Shares issued
in connection
with reinvestment
of distributions	29,391	383,369

	62,649	816,631

Shares
repurchased	(112,069)	(1,461,463)

Net decrease	(49,420)	$ (644,832)

CLASS Y	Shares	Amount

For the period 1/2/08 (commencement of
operations) to 1/31/08:

Shares sold	4,224	$53,095

Shares issued
in connection
with reinvestment
of distributions	13	167

	4,237	53,262

Shares
repurchased	(17)	(215)

Net increase	4,220	$53,047

At January 31, 2008, Putnam, LLC owned 804 class Y shares of the fund (19% of class Y shares outstanding), valued at $10,138.

Note 5: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the Securities and Exchange Commission (the “SEC”) and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Payments from Putnam Management will be distributed to certain open-end Putnam funds and their shareholders. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Putnam Management and Putnam Retail Management are named as defendants in a civil suit in which the plaintiffs allege that the management and distribution fees paid by certain Putnam funds were excessive and seek recovery under the Investment Company Act of 1940. Putnam Management and Putnam Retail Management have contested the plaintiffs’ claims and the matter is currently pending in the U.S. District Court for the District of Massachusetts. Based on currently available information, Putnam Management believes that this action is without merit and that it is unlikely to have a material effect on Putnam Management’s and Putnam Retail Management’s ability to provide services to their clients, including the fund.

Note 6: New accounting pronouncements

In June 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes (the “Interpretation”). The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken by a filer in the filer’s tax return. Upon adoption, the Interpretation did not have a material effect on the fund’s financial statements. However, the conclusions regarding the Interpretation may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance expected from the FASB, and on-going analysis of tax laws, regulations and interpretations thereof.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (the “Standard”). The Standard defines fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. The Standard applies to fair value measurements already required or permitted by existing standards. The Standard is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Putnam Management is currently evaluating what impact the adoption of the Standard will have on the fund’s financial statements.

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager	W. Thomas Stephens	James P. Pappas
Putnam Investment	Richard B. Worley	Vice President
Management, LLC
One Post Office Square	Officers
Boston, MA 02109	Charles E. Haldeman, Jr.	Francis J. McNamara, III
	President	Vice President and
Marketing Services		Chief Legal Officer
Putnam Retail Management	Charles E. Porter
One Post Office Square	Executive Vice President,	Robert R. Leveille
Boston, MA 02109	Principal Executive Officer ,	Vice President and
	Associate Treasurer and	Chief Compliance Officer
Custodian	Compliance Liaison
State Street Bank and		Mark C. Trenchard
Trust Company	Jonathan S. Horwitz	Vice President and
	Senior Vice President	BSA Compliance Officer
Legal Counsel	and Treasurer
Ropes & Gray LLP		Judith Cohen
	Steven D. Krichmar	Vice President, Clerk and
Trustees	Vice President and	Assistant Treasurer
John A. Hill, Chairman	Principal Financial Officer
Jameson Adkins Baxter,		Wanda M. McManus
Vice Chairman	Janet C. Smith	Vice President, Senior Associate
Charles B. Curtis	Vice President, Principal	Treasurer and Assistant Clerk
Robert J. Darretta	Accounting Officer and
Myra R. Drucker	Assistant Treasurer	Nancy E. Florek
Charles E. Haldeman, Jr.		Vice President, Assistant Clerk,
Paul L. Joskow	Susan G. Malloy	Assistant Treasurer and
Elizabeth T. Kennan	Vice President and	Proxy Manager
Kenneth R. Leibler	Assistant Treasurer
Robert E. Patterson
George Putnam, III	Beth S. Mazor
Vice President

This report is for the information of shareholders of Putnam Tax-Free High Yield Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit www.putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

PUTNAM INVESTMENTS

One Post Office Square
Boston, Massachusetts 02109

www.putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Founded in 1937, Putnam Investments began with the principle that a balance between risk and reward is the mark of a well-rounded financial program. Today, we manage money with a focus on seeking consistent results over time. This balanced approach continues to underscore everything we do.

Forwarding Service Requested

Not FDIC Insured	May Lose Value	No Bank Guarantee

SA042 249771 3/08

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Tax Free Income Trust

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: March 31, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter
Charles E. Porter
Principal Executive Officer

Date: March 31, 2008

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: March 31, 2008